UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09819

STATE STREET INSTITUTIONAL INVESTMENT TRUST

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:
Sean O’Malley, Esq. Senior Vice President and General Counsel c/o SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210	Adam M. Schlichtmann, Esq. Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Annual Report
September 30, 2023
State Street Institutional Investment Trust
State Street U.S. Core Equity Fund
State Street Income Fund
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may find the fund’s prospectus and other information about the fund online at www.ssga.com or you also may get this information at no cost by calling 1-800-242-0134 or by sending an e-mail request to Statestreetfunds@ssga.com. Please read the prospectus carefully before you invest.

State Street Institutional Investment Trust
Annual Report
September 30, 2023

The information contained in this report is intended for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Funds. You may find the fund’s prospectus and other information about the fund online at www.ssga.com or you also may get this information at no cost by calling 1-800-242-0134 or by sending an e-mail request to Statestreetfunds@ssga.com. Please read the prospectus carefully before you invest.

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State Street Institutional Investment Trust
Notes to Performance — September 30, 2023 (Unaudited)
The information provided on the performance pages relates to the State Street U.S. Core Equity Fund and State Street Income Fund (each, a “Fund” and collectively, the “Funds”).
Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.
The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 1-800-242-0134 or visit the Funds’ website at www.ssga.com for the most recent month-end performance data.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.
The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.
The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.
The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Advisors Funds Distributors, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street Institutional Investment Trust and an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. ("SSGA FM" or the "Adviser") for investment advisory and administrative services.
Notes to Performance	1

State Street U.S. Core Equity Fund
Management's Discussion of Fund Performance — September 30, 2023 (Unaudited)
The State Street U.S. Core Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s benchmark is the S&P 500 Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 22.53% and the Index was 21.62%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Primary drivers of Fund performance relative to the index during the Reporting Period included outperformance in the industrials sector, key positions in interactive media, and, on the negative side, exposure to two companies impacted by the March 23 banking crisis. Overall, the Fund delivered broad-based outperformance versus the Index in a market that was notable for surprising resilience and narrowness of leadership that most active U.S. funds found challenging.
In industrials, we had a broadly positive view of the sector driven by tailwinds such as pent-up capex demand, new growth drivers such as electrification and reshoring, and recent U.S. legislation providing incentives for investments in strategically important industries. Within the portfolio, we held several names that were direct beneficiaries of this including United Rentals, Parker Hannifin, Eaton, and Trane. The average return of the three we held for the full Reporting Period (excludes Eaton) was 57.5%, well ahead of the broader Index.
Interactive media is a component of the broader communication services sector that focuses on online platforms. This segment is dominated by Meta Platforms (formerly Facebook) and Alphabet, both of which the Fund is overweight and both of which outperformed significantly during the Reporting Period. These companies have dominant market positions in their respective specialties: Meta in social media and Alphabet in online search, cloud and other areas. They compete for online advertising, but between the two, have well over half of the total market. They also have new growth drivers in areas such as generative AI. Their strong performance over the last year should be put in context of the previous few years, where they experienced a massive surge during the early COVID-19 years only to give up much of it in 2022. This was especially the case with Meta, which experienced a particularly volatile two years. Their jump over the last year brings them close to the previous peak in late 2021.
Negative contribution came predominantly from two names in the financial sector: SVB Financial (Silicon Valley Bank) and First Republic Bank. Our financials positions provided some useful defensiveness in 2022 as the U.S. markets plunged, but were weak from then on as higher rates, initially a positive for the sector, raised deposit costs and then ultimately hit asset valuations. Our view was that in a slowing economy, credit risk was the biggest potential issue for banks, leading us to focus on banks with very low exposure in this area, namely SVB Financial and First Republic Bank. The risk we underappreciated was that deposit outflows could threaten solvency in these mid-sized banks. This was especially the case with SVB, whose depositors were concentrated in a single industry adding to the potential for herd behavior, and whose assets were largely invested in long-dated fixed income, which derated as rates rose. Ultimately, nervousness about SVB’s solvency led to an extremely rapid bank run. While First Republic’s depositors were more diversified, it still had a relatively high percent of deposits above the FDIC insured level of $250,000, leading to self-fulfilling contagion fears after SVB’s fall, and large deposit outflows. Their impaired business was taken over by JPMorgan.
The Fund used futures in order to efficiently manage cash flows during the Reporting Period. The Fund’s use of futures detracted slightly from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Microsoft, Nvidia, and Meta Platforms. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were SVB Financial, First Republic Bank and NextEra Energy.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting  Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are  subject to change at any time based upon market or other conditions and the Adviser disclaims any  responsibility to update such views. These views may not be relied on as investment advice and,  because investment decisions for a fund are based on numerous factors, may not be relied on as an  indication of trading intent on behalf of any fund.
2	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Performance Summary — September 30, 2023 (Unaudited)
Sector Allocation
Portfolio composition as a % of Fair Value of $5,868,022 (in thousands) as of September 30, 2023 (a)(b)
Top Ten Largest Holdings
as of September 30, 2023 (as a % of Fair Value) (a)(b)
Microsoft Corp.	6.73%
Apple, Inc.	5.68%
Alphabet, Inc., Class A	4.46%
Amazon.com, Inc.	4.26%
NVIDIA Corp.	4.19%
Meta Platforms, Inc., Class A	2.77%
UnitedHealth Group, Inc.	2.21%
S&P Global, Inc.	2.05%
Mastercard, Inc., Class A	1.85%
Merck & Co., Inc.	1.78%

(a)	Fair Value basis is inclusive of a short-term investment in the State Street Institutional U.S. Government Money Market Fund - Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
State Street U.S. Core Equity Fund	3

State Street U.S. Core Equity Fund
Performance Summary, continued — September 30, 2023 (Unaudited)
Average Annual Total Return for the periods ended September 30, 2023
(Inception date1/1/80)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street U.S. Core Equity Fund	22.53%	10.85%	11.67%	$30,148
S&P 500® Index	21.62%	9.92%	11.91%	$30,821
Change in Value of a $10,000 Investment
4	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Understanding Your Fund’s Expenses — September 30, 2023 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2023.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value April 1, 2023	$1,000.00	$1,000.00
Ending Account value September 30, 2023	$1,069.90	$1,024.40
Expenses Paid During Period*	$ 0.73	$ 0.71
*	Expenses are equal to the Fund's annualized expense ratio of 0.14% (for the period April 1, 2023 - September 30, 2023), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street U.S. Core Equity Fund	5

State Street U.S. Core Equity Fund
Schedule of Investments — September 30, 2023
	Number of Shares	Fair Value
Common Stock - 96.5% †
Aerospace & Defense - 0.5%
RTX Corp.	428,381	$ 30,830,581
Apparel Retail - 0.9%
Ross Stores, Inc.	462,154	52,200,294
Application Software - 2.7%
Adobe, Inc. (a)	85,662	43,679,054
Intuit, Inc.	36,218	18,505,225
Salesforce, Inc. (a)	383,840	77,835,075
Splunk, Inc. (a)	108,706	15,898,252
		155,917,606
Automobile Manufacturers - 1.2%
General Motors Co.	885,699	29,201,496
Tesla, Inc. (a)	163,117	40,815,136
		70,016,632
Automotive Retail - 1.2%
O'Reilly Automotive, Inc. (a)	80,402	73,074,162
Biotechnology - 2.1%
BioMarin Pharmaceutical, Inc. (a)	661,889	58,563,939
Vertex Pharmaceuticals, Inc. (a)	194,029	67,471,644
		126,035,583
Broadline Retail - 4.3%
Amazon.com, Inc. (a)	1,966,687	250,005,251
Building Products - 0.6%
Trane Technologies PLC	161,727	32,816,026
Cable & Satellite - 0.2%
Charter Communications, Inc., Class A (a)	26,463	11,638,957
Communications Equipment - 0.1%
Cisco Systems, Inc.	162,494	8,735,677
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	65,656	26,950,475
Consumer Staples Merchandise Retail - 2.1%
Costco Wholesale Corp.	142,299	80,393,243
Walmart, Inc. (b)	262,009	41,903,099
		122,296,342
	Number of Shares	Fair Value
Diversified Banks - 1.6%
Bank of America Corp.	957,058	$ 26,204,248
JPMorgan Chase & Co.	446,549	64,758,536
		90,962,784
Diversified Support Services - 1.0%
Cintas Corp.	58,467	28,123,212
Copart, Inc. (a)	641,862	27,657,833
		55,781,045
Electric Utilities - 1.5%
American Electric Power Co., Inc.	223,530	16,813,926
NextEra Energy, Inc.	1,202,654	68,900,048
		85,713,974
Electrical Components & Equipment - 1.2%
Eaton Corp. PLC	336,930	71,860,430
Electronic Components - 1.1%
Amphenol Corp., Class A	748,055	62,829,140
Environmental & Facilities Services - 1.1%
Waste Management, Inc.	440,207	67,105,155
Financial Exchanges & Data - 3.6%
CME Group, Inc.	290,600	58,183,932
MSCI, Inc.	64,452	33,069,032
S&P Global, Inc.	328,589	120,069,707
		211,322,671
Healthcare Equipment - 3.1%
Boston Scientific Corp. (a)	768,460	40,574,688
Edwards Lifesciences Corp. (a)	461,627	31,981,519
IDEXX Laboratories, Inc. (a)	42,325	18,507,453
Medtronic PLC	281,801	22,081,926
Teleflex, Inc.	255,145	50,113,029
Zimmer Biomet Holdings, Inc. (b)	160,295	17,988,305
		181,246,920
Home Improvement Retail - 0.7%
Home Depot, Inc.	48,905	14,777,135
Lowe's Cos., Inc.	139,142	28,919,273
		43,696,408

See Notes to Schedules of Investments and Notes to Financial Statements.
6	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Schedule of Investments, continued — September 30, 2023
	Number of Shares	Fair Value
Hotels, Resorts & Cruise Lines - 0.4%
Marriott International, Inc., Class A	115,727	$ 22,747,299
Household Products - 1.0%
Procter & Gamble Co.	413,176	60,265,851
Industrial Conglomerates - 0.6%
Honeywell International, Inc.	189,171	34,947,451
Industrial Gases - 1.5%
Linde PLC	235,609	87,729,011
Industrial Machinery & Supplies & Components - 1.4%
Parker-Hannifin Corp.	215,225	83,834,442
Insurance Brokers - 0.3%
Marsh & McLennan Cos., Inc.	102,487	19,503,276
Integrated Oil & Gas - 1.1%
Chevron Corp.	396,923	66,929,156
Interactive Home Entertainment - 0.2%
Activision Blizzard, Inc.	128,138	11,997,561
Interactive Media & Services - 7.8%
Alphabet, Inc., Class C (a)	265,985	35,070,122
Alphabet, Inc., Class A (a)	2,000,767	261,820,370
Meta Platforms, Inc., Class A (a)	541,899	162,683,499
		459,573,991
IT Consulting & Other Services - 0.4%
Accenture PLC, Class A	76,807	23,588,198
Life Sciences Tools & Services - 1.5%
Danaher Corp.	139,023	34,491,607
IQVIA Holdings, Inc. (a)	277,335	54,565,661
		89,057,268
Managed Healthcare - 2.8%
Humana, Inc.	74,391	36,192,709
UnitedHealth Group, Inc.	257,036	129,594,981
		165,787,690
Movies & Entertainment - 0.4%
Walt Disney Co. (a)(b)	274,483	22,246,847
	Number of Shares	Fair Value
Multi-Line Insurance - 0.2%
American International Group, Inc.	202,009	$ 12,241,745
Multi-Sector Holdings - 1.4%
Berkshire Hathaway, Inc., Class B (a)	233,789	81,896,287
Multi-Utilities - 0.6%
Sempra	555,609	37,798,080
Oil & Gas Equipment & Services - 1.2%
Schlumberger NV	1,202,632	70,113,446
Oil & Gas Exploration & Production - 2.2%
ConocoPhillips	647,755	77,601,049
Pioneer Natural Resources Co.	223,719	51,354,697
		128,955,746
Packaged Foods & Meats - 0.7%
Mondelez International, Inc., Class A	560,467	38,896,410
Personal Care Products - 1.0%
Kenvue, Inc.	2,946,974	59,175,238
Pharmaceuticals - 4.6%
AstraZeneca PLC ADR (b)	430,768	29,171,609
Bristol-Myers Squibb Co.	430,166	24,966,834
Elanco Animal Health, Inc. (a)	775,579	8,717,508
Johnson & Johnson	660,465	102,867,424
Merck & Co., Inc.	1,017,544	104,756,155
		270,479,530
Property & Casualty Insurance - 1.2%
Chubb Ltd.	327,672	68,214,757
Rail Transportation - 0.3%
Union Pacific Corp.	96,278	19,605,089
Regional Banks - 0.4%
Regions Financial Corp.	1,303,220	22,415,384
Reinsurance - 0.1%
RenaissanceRe Holdings Ltd.	27,884	5,518,801
Restaurants - 0.6%
McDonald's Corp.	138,235	36,416,628

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street U.S. Core Equity Fund	7

State Street U.S. Core Equity Fund
Schedule of Investments, continued — September 30, 2023
	Number of Shares	Fair Value
Semiconductor Materials & Equipment - 2.2%
Applied Materials, Inc.	573,259	$ 79,367,709
ASML Holding NV (b)	83,605	49,214,919
		128,582,628
Semiconductors - 6.5%
Advanced Micro Devices, Inc. (a)	661,699	68,035,891
ARM Holdings PLC ADR (a)(b)	35,420	1,895,678
Broadcom, Inc.	44,830	37,234,902
NVIDIA Corp.	564,570	245,582,304
Texas Instruments, Inc.	182,412	29,005,332
		381,754,107
Soft Drinks & Non-alcoholic Beverages - 1.1%
Monster Beverage Corp. (a)	501,096	26,533,033
PepsiCo, Inc.	227,751	38,590,130
		65,123,163
Specialty Chemicals - 1.1%
DuPont de Nemours, Inc.	125,835	9,386,033
Ecolab, Inc.	57,989	9,823,336
International Flavors & Fragrances, Inc.	655,859	44,709,908
		63,919,277
Systems Software - 8.0%
Microsoft Corp.	1,251,227	395,074,925
Oracle Corp.	343,814	36,416,779
ServiceNow, Inc. (a)	63,434	35,457,069
		466,948,773
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	1,945,628	333,110,970
	Number of Shares	Fair Value
Telecom Tower REITs - 1.2%
American Tower Corp.	423,305	$ 69,612,507
Trading Companies & Distributors - 1.5%
United Rentals, Inc.	181,107	80,514,739
WW Grainger, Inc.	13,671	9,458,145
		89,972,884
Transaction & Payment Processing Services - 3.7%
Fidelity National Information Services, Inc.	143,121	7,910,298
Mastercard, Inc., Class A	274,654	108,738,265
Visa, Inc., Class A	428,833	98,635,878
		215,284,441
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	109,819	15,380,151
Total Common Stock (Cost $3,629,142,328)		5,660,660,196
Short-Term Investments - 3.5%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 5.33% (b)(c)(d) (Cost $207,361,567)	207,361,567	207,361,567
Total Investments (Cost $3,836,503,895)		5,868,021,763
Other Assets and Liabilities, net - 0.0%*		1,280,033
NET ASSETS - 100.0%		$ 5,869,301,796

Other Information:
The Fund had the following long futures contracts open at September 30, 2023:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-mini Index Futures	December 2023	785	176,602,975	169,774,124	$ (6,828,851)
During the year ended September 30, 2023, the average notional value related to long and short futures contracts were $47,432,111 and $17,958,496, respectively.
See Notes to Schedules of Investments and Notes to Financial Statements.
8	State Street U.S. Core Equity Fund

State Street U.S. Core Equity Fund
Schedule of Investments, continued — September 30, 2023
(a)	Non-income producing security.
(b)	At September 30, 2023, all or a portion of this security was pledged to cover collateral requirements for futures contracts.
(c)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2023.
*	Less than 0.05%.
Abbreviations:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2023:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 5,660,660,196	$ —	$ —	$ 5,660,660,196
Short-Term Investments	207,361,567	—	—	207,361,567
Total Investments in Securities	$ 5,868,021,763	$ —	$ —	$ 5,868,021,763
Other Financial Instruments
Long Futures Contracts - Unrealized Depreciation	$ (6,828,851)	$ —	$ —	$ (6,828,851)
Total Other Financial Instruments	$ (6,828,851)	$ —	$ —	$ (6,828,851)

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	22,781,784	$22,781,784	$1,195,609,602	$1,011,029,819	$—	$—	207,361,567	$207,361,567	$5,548,979
See Notes to Schedules of Investments and Notes to Financial Statements.
State Street U.S. Core Equity Fund	9

State Street Income Fund
Management's Discussion of Fund Performance — September 30, 2023 (Unaudited)
The State Street Income Fund (the “Fund”) seeks high current income and preservation of capital. The Fund’s benchmark is the Bloomberg U.S. Aggregate Bond Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund’s Investment Class was 0.57%, and the Index was 0.64%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Duration allocation had a negative impact on performance and was the primary driver of Fund performance relative to the Index during the Reporting Period, while sector allocation had a positive impact and security selection had a very modest positive impact.
Our view in the fourth quarter of 2022 was that inflation had peaked and was likely to decline over the Reporting Period, which would likely slow down the pace of the U.S. Federal Reserve (the “Fed”) rate hikes. In addition, the view was that the Fed’s monetary policy would become restrictive to economic activity over the Reporting Period. This more cautious outlook had the Fund begin the Reporting Period with a neutral allocation to duration and a modest over-weight to credit sectors. During the Reporting Period, inflation declined, but remained above the Fed’s 2% stated target, and labor market hiring, and the economy continued to expand, despite a brief period of regional bank failures that, to date, has had limited impact on the broader economy. The economy’s resilience caused the Fed to continue to raise the Fed Funds and interest rates increased at a more modest pace, as compared to the prior Reporting Period. Reflecting the economy’s resilience, the yield on the 2-year U.S. Treasury note increased from 4.28% to 5.05% and the yield on the 10-year U.S. Treasury note increased from 3.83% to 4.57%, during the Reporting Period. Over the course of the Reporting Period, based upon the outlook above and the creation of value in interest rates, the Fund’s allocation to a duration over-weight increased above its strategic risk target. As mentioned above, interest rates rose during the Reporting Period, and the duration over-weight position contributed negatively to Fund performance relative to its Benchmark. Credit performance versus duration-equivalent treasuries was positive over the Reporting Period, with investment-grade credit and high yield out-performing risk-free assets during the Reporting Period. The Fund’s modest asset allocation over-weight to investment-grade credit and high yield, generated positive excess returns to the Index.
The Fund used treasury futures and index credit default swaps in order to actively manage duration and credit spread duration during the Reporting Period. The Fund’s use of index credit default swaps contributed to Fund performance relative to the Index, while treasury futures detracted from Fund performance relative to the Index.
Security selection in the investment grade corporate allocation generated positive excess returns as our bottom-up fundamental underwriting assisted our portfolio construction process to select higher value securities, while security selection in agency mortgage-backed securities and commercial mortgage-backed securities detracted from performance.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

10	State Street Income Fund

State Street Income Fund
Performance Summary — September 30, 2023 (Unaudited)
Sector Allocation
Portfolio composition as a % of Fair Value of $1,544,736 (in thousands) as of September 30, 2023 (a)(b)
Quality Ratings
as of September 30, 2023 as a % of Fair Value (a)(b)
Moody’s / S&P / Rating*	Percentage of Fair Value
Aaa / AAA	4.23%
Aa / AA	47.94%
A / A	8.56%
Baa / BBB	18.85%
Ba / BB and lower	2.02%
NR / Other	18.40%
100.00%

(a)	Fair Value basis is inclusive of a short-term investment in the State Street Institutional U.S. Government Money Market Fund - Class G Shares.
(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
*	Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standard of quality. In formulating investment decisions for the Fund, SSGA Funds Management, Inc. (“SSGA FM”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
State Street Income Fund	11

State Street Income Fund
Performance Summary, continued — September 30, 2023 (Unaudited)
Average Annual Total Return for the periods ended September 30, 2023
(Inception date1/3/80)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Income Fund	0.57%	0.12%	1.29%	$11,365
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%	$11,185
Change in Value of a $10,000 Investment
12	State Street Income Fund

State Street Income Fund
Understanding Your Fund’s Expenses — September 30, 2023 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2023.
Actual Expenses
The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Beginning Account Value April 1, 2023	$1,000.00	$1,000.00
Ending Account value September 30, 2023	$ 951.80	$1,024.10
Expenses Paid During Period*	$ 0.98	$ 1.01
*	Expenses are equal to the Fund's annualized expense ratio of 0.20% (for the period April 1, 2023 - September 30, 2023), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Income Fund	13

State Street Income Fund
Schedule of Investments — September 30, 2023
	Principal Amount	Fair Value
Bonds and Notes - 98.3% †
U.S. Treasuries - 25.6%
U.S. Treasury Bonds
1.88%, 02/15/51 (a)	$ 6,418,000	$ 3,599,094
2.25%, 08/15/46 (a)	14,576,000	9,239,817
3.00%, 08/15/48 (a)	31,799,000	23,248,050
3.63%, 05/15/53 (a)	4,145,000	3,433,226
3.88%, 05/15/43 (a)	2,993,000	2,602,975
U.S. Treasury Notes
0.25%, 07/31/25 (a)	48,866,000	44,737,205
0.75%, 12/31/23 - 01/31/28 (a)	140,568,000	127,490,899
1.25%, 11/30/26 (a)	21,047,000	18,884,750
1.63%, 05/15/31 (a)	8,951,000	7,265,695
1.75%, 01/31/29 (a)	3,422,000	2,957,624
2.63%, 02/15/29 (a)	11,059,000	10,003,211
2.75%, 08/15/32 (a)	6,222,500	5,388,296
3.50%, 04/30/28 (a)	36,066,000	34,375,406
3.88%, 12/31/27 - 11/30/29 (a)	11,115,100	10,711,908
4.25%, 10/15/25 (a)	32,288,400	31,781,371
		335,719,527
Agency Mortgage Backed - 28.7%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/43 - 10/01/49	36,649,476	31,005,510
4.50%, 06/01/33 - 02/01/35	21,487	20,671
5.00%, 07/01/35	272,462	267,045
5.50%, 01/01/38 - 04/01/39	490,574	491,710
6.00%, 06/01/33 - 11/01/37	1,002,504	1,029,052
6.50%, 07/01/29	9,183	9,422
7.00%, 01/01/27 - 08/01/36	227,305	238,548
7.50%, 01/01/28 - 09/01/33	21,068	21,662
8.00%, 11/01/30	1,500	1,554
8.50%, 04/01/30	3,730	4,032
Federal National Mortgage Association
2.50%, 03/01/51	15,198,546	12,065,118
3.00%, 03/01/50	6,638,460	5,557,439
3.50%, 08/01/45 - 01/01/48	14,863,539	13,035,178
4.00%, 01/01/41 - 01/01/50	16,638,385	15,120,985
4.50%, 07/01/33 - 12/01/48	8,191,247	7,691,609
5.00%, 03/01/34 - 05/01/39	759,317	741,559
5.50%, 12/01/32 - 01/01/39	2,582,714	2,575,784
6.00%, 02/01/33 - 05/01/41	4,714,893	4,786,517
6.50%, 02/01/29 - 08/01/36	153,057	158,203
7.00%, 10/01/32 - 02/01/34	33,913	35,569
7.50%, 12/01/26 - 03/01/33	81,843	84,648
8.00%, 06/01/24 - 10/01/31	22,296	22,630
8.50%, 04/01/30	6,335	6,707
Federal National Mortgage Association 1.60% + 1 year RFUCCT
4.97%, 04/01/37 (b)	10,201	10,109
	Principal Amount	Fair Value
Government National Mortgage Association
3.00%, 12/20/42 - 05/20/45	$ 35,976,038	$ 31,120,199
3.50%, 08/20/48	5,600,025	4,963,581
4.00%, 01/20/41 - 04/20/43	4,441,459	4,106,637
4.50%, 08/15/33 - 03/20/41	1,796,568	1,700,440
5.00%, 08/15/33	94,574	94,128
6.00%, 04/15/27 - 04/15/35	361,721	370,436
6.50%, 01/15/24 - 09/15/36	213,412	219,662
7.00%, 03/15/26 - 10/15/36	163,935	169,269
7.50%, 01/15/28 - 10/15/28	44,669	45,032
8.00%, 12/15/29 - 05/15/30	434	441
Government National Mortgage Association 1.50% + 1 year CMT Rate
2.63%, 09/20/24 (b)	64	64
2.75%, 10/20/24 - 10/20/25 (b)	342	334
3.63%, 01/20/24 - 03/20/24 (b)	57	57
3.88%, 04/20/24 (b)	55	54
Government National Mortgage Association, TBA
2.50%, 10/20/53 (c)	25,692,123	20,985,326
4.00%, 10/20/53 (c)	5,142,447	4,630,583
Uniform Mortgage-Backed Security, TBA
2.00%, 10/01/53 (c)	89,970,492	68,369,387
2.50%, 10/01/52 (c)	60,093,624	47,673,233
3.00%, 10/01/53 (c)	32,322,094	26,726,881
3.50%, 10/01/53 (c)	21,501,554	18,478,371
4.00%, 10/01/53 (c)	30,045,773	26,747,258
4.50%, 10/01/52 (c)	26,731,981	24,533,570
5.00%, 10/01/53 (c)	1,714,945	1,617,305
		377,533,509
Agency Collateralized Mortgage Obligations - 0.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.51%, 07/25/29	6,504,000	5,639,301
4.05%, 09/25/28 (b)	1,713,000	1,630,227
Federal Home Loan Mortgage Corp. REMIC
5.50%, 06/15/33 (d)	83,890	12,676
7.50%, 07/15/27 (d)	2,534	191
Federal Home Loan Mortgage Corp. STRIPS
0.00%, 08/01/27 (e)	2,035	1,850
8.00%, 07/01/24 (d)	914	22
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
0.08%, 09/25/43 (b)(d)	3,224,092	29,610
Federal National Mortgage Association Interest STRIPS
0.00%, 12/25/34 (e)	84,280	66,448
4.50%, 08/25/35 - 01/25/36 (d)	180,999	23,845

See Notes to Schedules of Investments and Notes to Financial Statements.
14	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
5.00%, 03/25/38 - 05/25/38 (d)	$ 115,744	$ 18,454
5.50%, 12/25/33 (d)	33,647	5,784
6.00%, 01/25/35 (d)	138,738	24,959
7.50%, 11/25/23 (d)**	18	—
8.00%, 07/25/24 (d)	1,629	40
Federal National Mortgage Association REMIC
1.17%, 12/25/42 (b)(d)	411,300	14,554
5.00%, 02/25/40 - 09/25/40 (d)	179,223	17,802
Federal National Mortgage Association REMIC 5.89% + SOFR
0.57%, 07/25/38 (b)(d)	113,284	7,499
Federal National Mortgage Association REMIC 6.44% + SOFR
1.12%, 11/25/41 (b)(d)	13,331,309	1,250,576
		8,743,838
Asset Backed - 0.0%*
Chase Funding Trust
4.99%, 11/25/33 (f)	218,840	215,386
		215,386
Corporate Notes - 36.0%
3M Co.
3.13%, 09/19/46 (a)	353,000	224,480
7-Eleven, Inc.
0.95%, 02/10/26 (a)(g)	1,774,000	1,587,499
Abbott Laboratories
3.75%, 11/30/26 (a)	522,000	500,702
4.90%, 11/30/46 (a)	425,000	388,008
AbbVie, Inc.
2.60%, 11/21/24 (a)	790,000	761,520
2.95%, 11/21/26 (a)	781,000	724,987
3.20%, 05/14/26 - 11/21/29 (a)	1,144,000	1,037,473
4.05%, 11/21/39 (a)	326,000	266,153
4.25%, 11/21/49 (a)	438,000	346,905
4.30%, 05/14/36 (a)	396,000	347,320
4.40%, 11/06/42 (a)	266,000	220,261
4.63%, 10/01/42 (a)	63,000	53,079
4.70%, 05/14/45 (a)	113,000	96,440
4.88%, 11/14/48 (a)	107,000	93,582
Advance Auto Parts, Inc.
3.90%, 04/15/30 (a)	417,000	338,487
5.95%, 03/09/28 (a)	1,435,000	1,357,869
Advanced Micro Devices, Inc.
4.39%, 06/01/52 (a)	496,000	400,847
AEP Texas, Inc.
3.45%, 05/15/51 (a)	844,000	534,303
AEP Transmission Co. LLC
5.40%, 03/15/53 (a)	432,000	401,522
Aetna, Inc.
3.50%, 11/15/24 (a)	374,000	364,025
	Principal Amount	Fair Value
AIA Group Ltd.
4.95%, 04/04/33 (a)(g)	$ 1,300,000	$ 1,231,035
Aircastle Ltd.
4.25%, 06/15/26 (a)	527,000	498,711
Alcoa Nederland Holding BV
5.50%, 12/15/27 (a)(g)	1,047,000	998,430
Alcon Finance Corp.
2.60%, 05/27/30 (a)(g)	358,000	294,924
3.80%, 09/23/49 (a)(g)	200,000	141,786
Alexandria Real Estate Equities, Inc.
1.88%, 02/01/33 (a)	302,000	213,888
2.95%, 03/15/34 (a)	531,000	402,742
3.55%, 03/15/52 (a)	446,000	281,725
4.70%, 07/01/30 (a)	181,000	166,534
Allstate Corp.
4.20%, 12/15/46 (a)	480,000	355,205
Allstate Corp. (8.56% fixed rate until 10/30/23; 3.20% + 3-month Term SOFR)
8.56%, 08/15/53 (a)(b)	628,000	620,897
Ally Financial, Inc.
2.20%, 11/02/28 (a)	664,000	524,567
Altria Group, Inc.
3.40%, 05/06/30 - 02/04/41 (a)	392,000	278,780
4.00%, 02/04/61 (a)	148,000	94,008
4.25%, 08/09/42 (a)	42,000	30,304
4.45%, 05/06/50 (a)	198,000	139,544
4.50%, 05/02/43 (a)	136,000	101,013
Amazon.com, Inc.
1.50%, 06/03/30 (a)	221,000	174,952
2.50%, 06/03/50 (a)	275,000	160,864
2.70%, 06/03/60 (a)	211,000	118,529
2.88%, 05/12/41 (a)	466,000	328,017
3.25%, 05/12/61 (a)	347,000	220,567
4.25%, 08/22/57 (a)	92,000	73,583
Ameren Corp.
2.50%, 09/15/24 (a)	1,167,000	1,129,119
3.65%, 02/15/26 (a)	255,000	242,972
American Electric Power Co., Inc.
2.30%, 03/01/30 (a)	279,000	223,906
3.25%, 03/01/50 (a)	232,000	142,527
American International Group, Inc. (5.75% fixed rate until 04/01/28; 2.87% + 3-month USD LIBOR thereafter)
5.75%, 04/01/48 (a)(b)	93,000	86,377
American Tower Corp.
1.50%, 01/31/28 (a)	862,000	714,089
2.90%, 01/15/30 (a)	304,000	252,809
3.70%, 10/15/49 (a)	178,000	115,935
3.80%, 08/15/29 (a)	374,000	332,677
American Water Capital Corp.
2.95%, 09/01/27 (a)	301,000	275,204
Amgen, Inc.
2.00%, 01/15/32 (a)	518,000	392,100

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	15

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
2.45%, 02/21/30 (a)	$ 136,000	$ 112,547
3.00%, 01/15/52 (a)	316,000	191,047
3.15%, 02/21/40 (a)	558,000	393,273
3.38%, 02/21/50 (a)	150,000	98,111
4.66%, 06/15/51 (a)	113,000	91,331
5.51%, 03/02/26 (a)	987,000	979,726
5.60%, 03/02/43 (a)	514,000	478,123
5.65%, 03/02/53 (a)	482,000	450,516
5.75%, 03/02/63 (a)	514,000	474,653
AngloGold Ashanti Holdings PLC
3.38%, 11/01/28 (a)	1,145,000	965,922
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/26 (a)	617,000	592,881
4.70%, 02/01/36 (a)	151,000	138,363
4.90%, 02/01/46 (a)	336,000	292,599
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 06/01/30 (a)	341,000	303,596
4.00%, 04/13/28 (a)	108,000	102,100
4.35%, 06/01/40 (a)	332,000	281,138
4.38%, 04/15/38 (a)	537,000	465,756
4.50%, 06/01/50 (a)	263,000	218,995
4.60%, 04/15/48 (a)	193,000	163,286
4.75%, 04/15/58 (a)	148,000	123,912
5.55%, 01/23/49 (a)	351,000	337,076
ANZ Bank New Zealand Ltd. (5.55% fixed rate until 08/11/27; 2.70% + 5 year CMT Rate thereafter)
5.55%, 08/11/32 (a)(b)(g)	1,377,000	1,340,909
Aon Corp./Aon Global Holdings PLC
2.90%, 08/23/51 (a)	532,000	312,199
Apollo Management Holdings LP
2.65%, 06/05/30 (a)(g)	258,000	207,422
Apollo Management Holdings LP (4.95% fixed rate until 12/17/24; 3.27% + 5 year CMT Rate thereafter)
4.95%, 01/14/50 (a)(b)(g)	342,000	308,563
Apple, Inc.
2.20%, 09/11/29 (a)	339,000	290,364
2.65%, 02/08/51 (a)	693,000	420,443
2.80%, 02/08/61 (a)	371,000	216,901
2.95%, 09/11/49 (a)	223,000	147,135
3.35%, 02/09/27 (a)	162,000	153,087
3.45%, 02/09/45 (a)	569,000	427,302
3.85%, 08/04/46 (a)	513,000	403,618
3.95%, 08/08/52 (a)	449,000	350,754
4.85%, 05/10/53 (a)	1,349,000	1,236,102
Applied Materials, Inc.
4.35%, 04/01/47 (a)	193,000	163,112
Aptiv PLC
4.40%, 10/01/46 (a)	232,000	166,585
	Principal Amount	Fair Value
ArcelorMittal SA
4.55%, 03/11/26 (a)	$ 2,037,000	$ 1,985,892
6.80%, 11/29/32 (a)	281,000	279,064
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (a)	200,000	185,868
Ares Capital Corp.
2.88%, 06/15/28 (a)	1,162,000	970,863
3.25%, 07/15/25 (a)	2,386,000	2,233,773
Arthur J Gallagher & Co.
3.50%, 05/20/51 (a)	359,000	231,799
Ascension Health
4.85%, 11/15/53 (a)	413,000	365,650
Ashtead Capital, Inc.
1.50%, 08/12/26 (a)(g)	600,000	528,342
5.55%, 05/30/33 (a)(g)	1,693,000	1,567,853
Astrazeneca Finance LLC
1.75%, 05/28/28 (a)	817,000	698,576
AstraZeneca PLC
3.00%, 05/28/51 (a)	386,000	252,243
4.00%, 01/17/29 (a)	169,000	159,041
4.38%, 08/17/48 (a)	94,000	78,965
AT&T, Inc.
2.75%, 06/01/31 (a)	1,795,000	1,437,885
3.65%, 06/01/51 (a)	1,447,000	932,360
3.85%, 06/01/60 (a)	500,000	318,315
4.35%, 03/01/29 (a)	515,000	478,795
4.50%, 05/15/35 (a)	365,000	310,987
4.55%, 03/09/49 (a)	199,000	150,273
4.75%, 05/15/46 (a)	117,000	92,112
4.85%, 03/01/39 (a)	480,000	405,264
5.40%, 02/15/34 (a)	649,000	607,042
Athene Holding Ltd.
4.13%, 01/12/28 (a)	263,000	239,696
6.15%, 04/03/30 (a)	513,000	505,454
Avangrid, Inc.
3.15%, 12/01/24 (a)	694,000	668,718
Bain Capital Specialty Finance, Inc.
2.95%, 03/10/26 (a)	775,000	690,463
Bank of America Corp.
3.25%, 10/21/27 (a)	549,000	501,006
4.18%, 11/25/27 (a)	645,000	599,308
4.25%, 10/22/26 (a)	637,000	605,035
5.87%, 09/15/34 (a)(b)	1,729,000	1,681,020
Bank of America Corp. (2.09% fixed rate until 06/14/28; 1.06% + SOFR thereafter)
2.09%, 06/14/29 (a)(b)	1,162,000	972,013
Bank of America Corp. (2.97% fixed rate until 02/04/32; 1.33% + SOFR thereafter)
2.97%, 02/04/33 (a)(b)	3,357,000	2,647,397
Bank of America Corp. (2.97% fixed rate until 07/21/51; 1.56% + SOFR thereafter)
2.97%, 07/21/52 (a)(b)	892,000	539,045

See Notes to Schedules of Investments and Notes to Financial Statements.
16	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
Bank of America Corp. (3.37% fixed rate until 01/23/25; 1.07% + 3-month Term SOFR)
3.37%, 01/23/26 (a)(b)	$ 276,000	$ 265,142
Bank of America Corp. (3.42% fixed rate until 12/20/27; 1.30% + 3 month Term SOFR)
3.42%, 12/20/28 (a)(b)	309,000	277,114
Bank of America Corp. (3.56% fixed rate until 04/23/26; 1.32% + 3-month Term SOFR)
3.56%, 04/23/27 (a)(b)	506,000	474,714
Bank of America Corp. (3.71% fixed rate until 04/24/27; 1.77% + 3-month Term SOFR)
3.71%, 04/24/28 (a)(b)	684,000	629,902
Bank of America Corp. (3.85% fixed rate until 03/08/32; 2.00% + 5 year CMT Rate thereafter)
3.85%, 03/08/37 (a)(b)	719,000	583,548
Bank of America Corp. (3.95% fixed rate until 01/23/48; 1.45% + 3-month Term SOFR)
3.95%, 01/23/49 (a)(b)	410,000	301,252
Bank of America Corp. (4.24% fixed rate until 04/24/37; 2.08% + 3 month Term SOFR)
4.24%, 04/24/38 (a)(b)	427,000	351,161
Bank of America Corp. (4.27% fixed rate until 07/23/28; 1.57% + 3-month Term SOFR)
4.27%, 07/23/29 (a)(b)	151,000	139,095
Bank of America Corp. (4.30% fixed rate until 01/28/25; 2.93% + 3-month Term SOFR)
4.30%, 01/28/25 (a)(b)	682,000	628,552
Bank of America Corp. (5.29% fixed rate until 04/25/33; 1.91% + SOFR thereafter)
5.29%, 04/25/34 (a)(b)	1,588,000	1,477,443
Bank of New York Mellon Corp. (4.63% fixed rate until 09/20/26; 3.39% + 3-month Term SOFR)
4.63%, 09/20/26 (a)(b)	553,000	499,481
Bank of Nova Scotia (8.21% fixed rate until 01/12/24; 2.91% + 3-month Term SOFR)
8.21%, 01/12/24 (a)(b)	608,000	532,268
Barclays PLC
4.38%, 01/12/26 (a)	911,000	872,829
4.84%, 05/09/28 (a)	276,000	251,853
	Principal Amount	Fair Value
Barclays PLC (2.65% fixed rate until 06/24/30; 1.90% + 1 year CMT Rate thereafter)
2.65%, 06/24/31 (a)(b)	$ 1,209,000	$ 934,085
Barclays PLC (2.85% fixed rate until 05/07/25; 2.71% + SOFR thereafter)
2.85%, 05/07/26 (a)(b)	1,114,000	1,051,282
Barclays PLC (4.97% fixed rate until 05/16/28; 1.90% + 3 month USD LIBOR thereafter)
4.97%, 05/16/29 (a)(b)	507,000	473,857
Barrick North America Finance LLC
5.70%, 05/30/41 (a)	58,000	55,452
BAT Capital Corp.
2.73%, 03/25/31 (a)	516,000	397,170
3.73%, 09/25/40 (a)	216,000	144,087
4.39%, 08/15/37 (a)	381,000	290,402
4.54%, 08/15/47 (a)	171,000	117,643
4.91%, 04/02/30 (a)	341,000	312,731
6.42%, 08/02/33 (a)	432,000	419,079
7.08%, 08/02/53 (a)	430,000	405,795
Baxter International, Inc.
1.92%, 02/01/27 (a)	1,732,000	1,528,265
2.54%, 02/01/32 (a)	955,000	739,590
3.13%, 12/01/51 (a)	397,000	235,735
Bayer U.S. Finance II LLC
3.88%, 12/15/23 (a)(g)	608,000	605,416
Baylor Scott & White Holdings
2.84%, 11/15/50 (a)	90,000	54,308
Becton Dickinson & Co.
3.70%, 06/06/27 (a)	323,000	302,729
3.73%, 12/15/24 (a)	5,000	4,873
4.67%, 06/06/47 (a)	42,000	34,898
4.69%, 12/15/44 (a)	50,000	42,008
Berkshire Hathaway Energy Co.
3.25%, 04/15/28 (a)	184,000	166,441
3.70%, 07/15/30 (a)	415,000	368,304
3.80%, 07/15/48 (a)	161,000	112,029
4.25%, 10/15/50 (a)	354,000	261,015
6.13%, 04/01/36 (a)	163,000	163,805
Berkshire Hathaway Finance Corp.
2.85%, 10/15/50 (a)	978,000	606,516
4.25%, 01/15/49 (a)	219,000	179,613
Berry Global, Inc.
4.88%, 07/15/26 (a)(g)	967,000	924,839
BHP Billiton Finance USA Ltd.
4.90%, 02/28/33 (a)	848,000	803,361
5.00%, 09/30/43 (a)	91,000	82,052
5.25%, 09/08/33 (a)	1,297,000	1,251,800
5.50%, 09/08/53 (a)	500,000	478,805
Biogen, Inc.
2.25%, 05/01/30 (a)	175,000	139,641

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	17

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
Block Financial LLC
2.50%, 07/15/28 (a)	$ 497,000	$ 422,092
3.88%, 08/15/30 (a)	158,000	135,798
BNP Paribas SA (2.82% fixed rate until 11/19/24; 1.37% + 3-month Term SOFR)
2.82%, 11/19/25 (a)(b)(g)	1,007,000	966,861
BNP Paribas SA (5.13% fixed rate until 11/15/27; 2.84% + 5 year swap Rate thereafter)
5.13%, 11/15/27 (a)(b)(g)	600,000	469,680
Boardwalk Pipelines LP
4.80%, 05/03/29 (a)	335,000	312,002
Boeing Co.
2.70%, 02/01/27 (a)	811,000	733,509
2.95%, 02/01/30 (a)	207,000	174,335
3.25%, 03/01/28 (a)	104,000	93,376
3.75%, 02/01/50 (a)	183,000	124,078
5.04%, 05/01/27 (a)	1,193,000	1,165,776
5.15%, 05/01/30 (a)	672,000	642,096
5.81%, 05/01/50 (a)	416,000	376,655
Boston Properties LP
3.40%, 06/21/29 (a)	865,000	721,514
Boston Scientific Corp.
4.70%, 03/01/49 (a)	53,000	44,415
BP Capital Markets America, Inc.
3.00%, 02/24/50 (a)	410,000	255,569
3.38%, 02/08/61 (a)	471,000	293,207
4.81%, 02/13/33 (a)	777,000	727,707
BP Capital Markets PLC (4.38% fixed rate until 06/22/25; 4.04% + 5 year CMT Rate thereafter)
4.38%, 06/22/25 (a)(b)	718,000	686,214
BP Capital Markets PLC (4.88% fixed rate until 03/22/30; 4.40% + 5 year CMT Rate thereafter)
4.88%, 03/22/30 (a)(b)	512,000	458,470
Bristol-Myers Squibb Co.
1.45%, 11/13/30 (a)	402,000	308,579
2.35%, 11/13/40 (a)	223,000	141,090
3.20%, 06/15/26 (a)	196,000	185,839
3.40%, 07/26/29 (a)	110,000	99,677
3.55%, 03/15/42 (a)	216,000	162,125
4.13%, 06/15/39 (a)	292,000	242,690
4.25%, 10/26/49 (a)	292,000	231,480
4.35%, 11/15/47 (a)	40,000	32,384
4.55%, 02/20/48 (a)	81,000	67,165
Brixmor Operating Partnership LP
2.25%, 04/01/28 (a)	696,000	586,686
3.90%, 03/15/27 (a)	137,000	126,143
Broadcom, Inc.
3.14%, 11/15/35 (a)(g)	200,000	145,758
3.19%, 11/15/36 (a)(g)	26,000	18,646
3.42%, 04/15/33 (a)(g)	1,569,000	1,250,446
	Principal Amount	Fair Value
3.47%, 04/15/34 (a)(g)	$ 24,000	$ 18,822
4.15%, 11/15/30 (a)	208,000	184,265
4.30%, 11/15/32 (a)	341,000	297,430
4.93%, 05/15/37 (a)(g)	280,000	241,200
Brooklyn Union Gas Co.
4.87%, 08/05/32 (a)(g)	1,578,000	1,402,305
Brown-Forman Corp.
4.00%, 04/15/38 (a)	88,000	72,510
Bunge Ltd. Finance Corp.
3.75%, 09/25/27 (a)	119,000	110,699
Burlington Northern Santa Fe LLC
4.15%, 12/15/48 (a)	302,000	235,947
4.55%, 09/01/44 (a)	454,000	381,310
Cameron LNG LLC
3.30%, 01/15/35 (a)(g)	165,000	131,134
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (a)	374,000	348,396
4.95%, 06/01/47 (a)	226,000	185,659
Canadian Pacific Railway Co.
1.75%, 12/02/26 (a)	707,000	630,623
3.10%, 12/02/51 (a)	233,000	146,098
3.50%, 05/01/50 (a)	267,000	181,907
Cantor Fitzgerald LP
4.88%, 05/01/24 (a)(g)	1,142,000	1,121,878
Capital One Financial Corp.
3.75%, 07/28/26 (a)	635,000	588,543
Cardinal Health, Inc.
3.08%, 06/15/24 (a)	201,000	196,819
Carlisle Cos., Inc.
2.20%, 03/01/32 (a)	952,000	720,464
Carrier Global Corp.
2.72%, 02/15/30 (a)	323,000	269,285
3.58%, 04/05/50 (a)	205,000	138,506
Caterpillar, Inc.
3.25%, 09/19/49 - 04/09/50 (a)	493,000	345,630
Cenovus Energy, Inc.
2.65%, 01/15/32 (a)	352,000	273,564
3.75%, 02/15/52 (a)	410,000	271,039
Centene Corp.
3.00%, 10/15/30 (a)	338,000	272,570
3.38%, 02/15/30 (a)	1,597,000	1,332,569
4.25%, 12/15/27 (a)	2,059,000	1,896,792
CenterPoint Energy, Inc.
2.65%, 06/01/31 (a)	586,000	468,325
Charles Schwab Corp.
2.45%, 03/03/27 (a)	4,869,000	4,336,672
6.14%, 08/24/34 (a)(b)	1,297,000	1,259,024
Charles Schwab Corp. (4.00% fixed rate until 12/01/30; 3.08% + 10 year CMT Rate thereafter)
4.00%, 12/01/30 (a)(b)	862,000	607,943

See Notes to Schedules of Investments and Notes to Financial Statements.
18	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
Charles Schwab Corp. (5.64% fixed rate until 05/19/28; 2.21% + SOFR thereafter)
5.64%, 05/19/29 (a)(b)	$ 1,729,000	$ 1,692,760
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50%, 06/01/41 (a)	466,000	291,944
3.70%, 04/01/51 (a)	1,420,000	824,594
4.80%, 03/01/50 (a)	702,000	488,915
5.05%, 03/30/29 (a)	593,000	554,081
5.75%, 04/01/48 (a)	184,000	146,964
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (a)	934,000	926,827
Cheniere Energy Partners LP
4.50%, 10/01/29 (a)	1,446,000	1,308,991
Chevron Corp.
2.24%, 05/11/30 (a)	176,000	146,770
3.08%, 05/11/50 (a)	169,000	113,406
Chevron USA, Inc.
3.85%, 01/15/28 (a)	619,000	588,038
3.90%, 11/15/24 (a)	214,000	210,309
Chubb INA Holdings, Inc.
4.35%, 11/03/45 (a)	241,000	197,015
Church & Dwight Co., Inc.
2.30%, 12/15/31 (a)	379,000	302,131
Cigna Group
2.40%, 03/15/30 (a)	350,000	286,570
3.25%, 04/15/25 (a)	316,000	303,802
3.40%, 03/01/27 - 03/15/51 (a)	530,000	413,981
3.88%, 10/15/47 (a)	100,000	71,152
4.13%, 11/15/25 (a)	564,000	546,166
4.38%, 10/15/28 (a)	176,000	166,299
4.80%, 08/15/38 (a)	154,000	135,465
4.90%, 12/15/48 (a)	80,000	67,427
Cisco Systems, Inc.
5.90%, 02/15/39 (a)	177,000	182,092
Citadel Finance LLC
3.38%, 03/09/26 (a)(g)	3,500,000	3,155,950
Citibank NA
5.80%, 09/29/28 (a)	4,277,000	4,279,267
Citigroup, Inc.
4.45%, 09/29/27 (a)	375,000	351,832
4.65%, 07/23/48 (a)	811,000	654,112
Citigroup, Inc. (2.56% fixed rate until 05/01/31; 1.17% + SOFR thereafter)
2.56%, 05/01/32 (a)(b)	516,000	398,770
Citigroup, Inc. (2.98% fixed rate until 11/05/29; 1.42% + SOFR thereafter)
2.98%, 11/05/30 (a)(b)	314,000	262,256
Citigroup, Inc. (3.79% fixed rate until 03/17/32; 1.94% + SOFR thereafter)
3.79%, 03/17/33 (a)(b)	2,518,000	2,097,091
	Principal Amount	Fair Value
Citigroup, Inc. (3.88% fixed rate until 01/24/38; 1.43% + 3-month Term SOFR)
3.88%, 01/24/39 (a)(b)	$ 148,000	$ 114,667
Citigroup, Inc. (4.70% fixed rate until 01/30/25; 3.23% + SOFR thereafter)
4.70%, 01/30/25 (a)(b)	856,000	776,092
Citigroup, Inc. (6.17% fixed rate until 05/25/33; 2.66% + SOFR thereafter)
6.17%, 05/25/34 (a)(b)	680,000	651,957
Cleveland Electric Illuminating Co.
4.55%, 11/15/30 (a)(g)	901,000	817,522
Clorox Co.
1.80%, 05/15/30 (a)	479,000	377,165
CME Group, Inc.
2.65%, 03/15/32 (a)	386,000	314,355
3.75%, 06/15/28 (a)	185,000	174,697
CMS Energy Corp.
4.88%, 03/01/44 (a)	551,000	471,689
Coca-Cola Co.
2.60%, 06/01/50 (a)	341,000	208,320
2.75%, 06/01/60 (a)	264,000	157,949
Comcast Corp.
2.65%, 08/15/62 (a)	253,000	132,033
2.80%, 01/15/51 (a)	287,000	168,127
2.89%, 11/01/51 (a)	267,000	157,397
2.94%, 11/01/56 (a)	223,000	126,715
2.99%, 11/01/63 (a)	212,000	117,183
3.20%, 07/15/36 (a)	311,000	238,761
3.25%, 11/01/39 (a)	500,000	363,520
3.97%, 11/01/47 (a)	344,000	255,816
4.15%, 10/15/28 (a)	341,000	322,982
CommonSpirit Health
4.35%, 11/01/42	1,029,000	828,489
Commonwealth Bank of Australia
3.78%, 03/14/32 (a)(g)	800,000	645,992
Conagra Brands, Inc.
5.30%, 11/01/38 (a)	154,000	134,973
5.40%, 11/01/48 (a)	133,000	112,320
ConocoPhillips Co.
4.30%, 11/15/44 (a)	313,000	252,766
5.55%, 03/15/54 (a)	665,000	631,597
5.70%, 09/15/63 (a)	785,000	746,543
Consolidated Edison Co. of New York, Inc.
2.90%, 12/01/26 (a)	417,000	379,324
3.35%, 04/01/30 (a)	160,000	140,306
3.88%, 06/15/47 (a)	191,000	136,953
3.95%, 04/01/50 (a)	268,000	198,090
Constellation Brands, Inc.
3.15%, 08/01/29 (a)	700,000	613,403
3.70%, 12/06/26 (a)	326,000	307,509
4.50%, 05/09/47 (a)	253,000	200,505

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	19

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
Constellation Energy Generation LLC
6.50%, 10/01/53 (a)	$ 455,000	$ 456,674
Continental Resources, Inc.
2.88%, 04/01/32 (a)(g)	558,000	417,496
3.80%, 06/01/24 (a)	2,677,000	2,630,527
Corebridge Financial, Inc.
3.90%, 04/05/32 (a)	1,663,000	1,396,222
Corning, Inc.
4.38%, 11/15/57 (a)	169,000	126,919
Corp. Nacional del Cobre de Chile
6.30%, 09/08/53 (a)(g)	540,000	513,605
Corporate Office Properties LP
2.00%, 01/15/29 (a)	568,000	443,409
2.25%, 03/15/26 (a)	471,000	424,574
2.75%, 04/15/31 (a)	293,000	219,015
Credit Suisse AG
2.95%, 04/09/25 (a)	1,080,000	1,025,978
Crown Castle, Inc.
2.90%, 03/15/27 (a)	1,201,000	1,088,262
3.30%, 07/01/30 (a)	938,000	791,372
4.15%, 07/01/50 (a)	140,000	99,716
5.20%, 02/15/49 (a)	220,000	183,680
CSL Finance PLC
4.25%, 04/27/32 (a)(g)	786,000	710,756
CSX Corp.
4.50%, 03/15/49 - 08/01/54 (a)	499,000	403,086
CubeSmart LP
2.50%, 02/15/32 (a)	678,000	515,768
4.38%, 02/15/29 (a)	505,000	465,499
Cummins, Inc.
1.50%, 09/01/30 (a)	345,000	269,293
2.60%, 09/01/50 (a)	345,000	199,055
CVS Health Corp.
3.00%, 08/15/26 (a)	423,000	393,242
3.25%, 08/15/29 (a)	350,000	306,156
3.63%, 04/01/27 (a)	398,000	371,756
3.75%, 04/01/30 (a)	290,000	256,415
3.88%, 07/20/25 (a)	245,000	236,660
4.25%, 04/01/50 (a)	211,000	155,811
4.30%, 03/25/28 (a)	35,000	33,099
4.78%, 03/25/38 (a)	260,000	223,709
5.00%, 12/01/24 (a)	570,000	563,935
5.13%, 07/20/45 (a)	252,000	211,982
5.30%, 06/01/33 - 12/05/43 (a)	1,431,000	1,322,629
5.88%, 06/01/53 (a)	360,000	333,252
6.00%, 06/01/63 (a)	175,000	160,706
Daimler Truck Finance North America LLC
2.38%, 12/14/28 (a)(g)	845,000	716,856
2.50%, 12/14/31 (a)(g)	845,000	656,117
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (a)	611,000	601,352
	Principal Amount	Fair Value
6.02%, 06/15/26 (a)	$ 55,000	$ 55,169
8.35%, 07/15/46 (a)	25,000	29,115
Deutsche Bank AG
3.70%, 05/30/24 (a)	300,000	293,853
Deutsche Bank AG (2.31% fixed rate until 11/16/26; 1.22% + SOFR thereafter)
2.31%, 11/16/27 (a)(b)	1,870,000	1,628,639
Deutsche Bank AG (3.74% fixed rate until 10/07/31; 2.26% + SOFR thereafter)
3.74%, 01/07/33 (a)(b)	1,000,000	718,540
Deutsche Bank AG (7.08% fixed rate until 11/10/32; 3.65% + SOFR thereafter)
7.08%, 02/10/34 (a)(b)	810,000	731,252
Deutsche Telekom AG
3.63%, 01/21/50 (a)(g)	309,000	209,993
DH Europe Finance II Sarl
2.60%, 11/15/29 (a)	333,000	285,627
3.25%, 11/15/39 (a)	188,000	140,547
3.40%, 11/15/49 (a)	98,000	67,990
Diamondback Energy, Inc.
3.13%, 03/24/31 (a)	466,000	388,616
3.25%, 12/01/26 (a)	292,000	272,751
3.50%, 12/01/29 (a)	251,000	222,918
4.40%, 03/24/51 (a)	231,000	170,376
Digital Realty Trust LP
3.60%, 07/01/29 (a)	545,000	481,458
Discover Bank
2.70%, 02/06/30 (a)	535,000	413,068
Discovery Communications LLC
3.95%, 03/20/28 (a)	245,000	223,185
4.95%, 05/15/42 (a)	93,000	67,294
5.00%, 09/20/37 (a)	112,000	91,398
Dollar General Corp.
3.50%, 04/03/30 (a)	199,000	169,640
4.13%, 04/03/50 (a)	296,000	200,093
Dollar Tree, Inc.
4.00%, 05/15/25 (a)	393,000	380,338
Dominion Energy, Inc.
3.07%, 08/15/24 (a)(f)	470,000	457,705
3.38%, 04/01/30 (a)	548,000	471,329
Dover Corp.
2.95%, 11/04/29 (a)	342,000	295,221
Dow Chemical Co.
2.10%, 11/15/30 (a)	262,000	207,625
3.60%, 11/15/50 (a)	262,000	175,710
4.25%, 10/01/34 (a)	161,000	139,796
6.30%, 03/15/33 (a)	668,000	688,481
DTE Energy Co.
2.85%, 10/01/26 (a)	174,000	159,739
Duke Energy Carolinas LLC
3.95%, 03/15/48 (a)	219,000	160,856
Duke Energy Corp.
2.55%, 06/15/31 (a)	840,000	665,490
3.30%, 06/15/41 (a)	762,000	522,100

See Notes to Schedules of Investments and Notes to Financial Statements.
20	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
3.50%, 06/15/51 (a)	$ 762,000	$ 492,260
3.75%, 09/01/46 (a)	1,165,000	803,279
Duke Energy Corp. (4.88% fixed rate until 09/16/24; 3.39% + 5 year CMT Rate thereafter)
4.88%, 09/16/24 (a)(b)	1,119,000	1,093,173
Duke Energy Progress LLC
4.15%, 12/01/44 (a)	208,000	158,710
DuPont de Nemours, Inc.
5.42%, 11/15/48 (a)	123,000	112,764
Duquesne Light Holdings, Inc.
3.62%, 08/01/27 (a)(g)	575,000	514,470
Eastman Chemical Co.
4.65%, 10/15/44 (a)	340,000	261,185
Eaton Corp.
3.10%, 09/15/27 (a)	210,000	193,368
Edison International
4.95%, 04/15/25 (a)	873,000	855,051
5.75%, 06/15/27 (a)	109,000	107,869
EIDP, Inc.
2.30%, 07/15/30 (a)	258,000	208,895
Electronic Arts, Inc.
1.85%, 02/15/31 (a)	431,000	334,090
Elevance Health, Inc.
2.88%, 09/15/29 (a)	169,000	145,629
3.60%, 03/15/51 (a)	185,000	126,189
3.70%, 09/15/49 (a)	169,000	118,258
5.13%, 02/15/53 (a)	129,000	114,438
6.10%, 10/15/52 (a)	294,000	293,744
Eli Lilly & Co.
4.95%, 02/27/63 (a)	179,000	161,691
Emera U.S. Finance LP
2.64%, 06/15/31 (a)	848,000	654,724
Emerson Electric Co.
1.80%, 10/15/27 (a)	223,000	194,964
2.75%, 10/15/50 (a)	170,000	100,790
Enbridge Energy Partners LP
5.50%, 09/15/40 (a)	48,000	42,203
Enbridge, Inc.
1.60%, 10/04/26 (a)	1,431,000	1,271,687
Enbridge, Inc. (5.75% fixed rate until 04/15/30; 5.31% + 5 year CMT Rate thereafter)
5.75%, 07/15/80 (a)(b)	865,000	749,730
Energy Transfer LP
4.50%, 04/15/24 (a)	364,000	360,800
4.95%, 06/15/28 (a)	111,000	106,027
5.30%, 04/01/44 - 04/15/47 (a)	564,000	456,915
5.35%, 05/15/45 (a)	466,000	380,876
5.75%, 02/15/33 (a)	336,000	323,272
6.13%, 12/15/45 (a)	93,000	83,050
6.50%, 02/01/42 (a)	262,000	249,807
	Principal Amount	Fair Value
Energy Transfer LP (6.75% fixed rate until 05/15/25; 5.13% + 5 year CMT Rate thereafter)
6.75%, 05/15/25 (a)(b)	$ 2,488,000	$ 2,300,728
Energy Transfer LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (a)	234,000	233,478
Enterprise Products Operating LLC
4.25%, 02/15/48 (a)	490,000	383,351
Enterprise Products Operating LLC (5.25% fixed rate until 08/16/27; 3.30% + 3-month Term SOFR)
5.25%, 08/16/77 (a)(b)	159,000	140,303
EOG Resources, Inc.
4.15%, 01/15/26 (a)	220,000	213,585
4.95%, 04/15/50 (a)	171,000	150,887
5.10%, 01/15/36 (a)	137,000	123,980
Equinix, Inc.
1.25%, 07/15/25 (a)	644,000	592,416
2.15%, 07/15/30 (a)	487,000	381,228
Equinor ASA
3.25%, 11/18/49 (a)	435,000	291,211
ERP Operating LP
4.50%, 07/01/44 (a)	113,000	89,416
Estee Lauder Cos., Inc.
2.38%, 12/01/29 (a)	266,000	223,256
Everest Reinsurance Holdings, Inc.
3.13%, 10/15/52 (a)	568,000	337,375
Eversource Energy
3.45%, 01/15/50 (a)	371,000	241,358
Exelon Corp.
4.05%, 04/15/30 (a)	561,000	505,096
4.45%, 04/15/46 (a)	349,000	271,791
4.70%, 04/15/50 (a)	373,000	297,121
Extra Space Storage LP
2.20%, 10/15/30 (a)	482,000	373,767
3.90%, 04/01/29 (a)	314,000	281,617
Exxon Mobil Corp.
2.61%, 10/15/30 (a)	1,026,000	866,242
3.45%, 04/15/51 (a)	532,000	370,421
FedEx Corp.
4.10%, 02/01/45 (a)	753,000	561,678
Fidelity National Financial, Inc.
3.20%, 09/17/51 (a)	531,000	293,070
Fidelity National Information Services, Inc.
1.15%, 03/01/26 (a)	434,000	388,556
1.65%, 03/01/28 (a)	392,000	331,318
3.10%, 03/01/41 (a)	93,000	61,417
FirstEnergy Transmission LLC
4.55%, 04/01/49 (a)(g)	681,000	530,812
Fiserv, Inc.
3.50%, 07/01/29 (a)	229,000	203,854
4.40%, 07/01/49 (a)	133,000	101,913

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	21

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
Florida Power & Light Co.
2.85%, 04/01/25 (a)	$ 941,000	$ 903,209
4.13%, 02/01/42 (a)	204,000	164,965
Flowers Foods, Inc.
2.40%, 03/15/31 (a)	416,000	326,498
Flowserve Corp.
2.80%, 01/15/32 (a)	529,000	404,352
Ford Motor Credit Co. LLC
3.81%, 01/09/24 (a)	945,000	935,607
Freeport-McMoRan, Inc.
4.25%, 03/01/30 (a)	605,000	535,461
GA Global Funding Trust
1.63%, 01/15/26 (a)(g)	627,000	559,422
General Dynamics Corp.
4.25%, 04/01/50 (a)	262,000	215,327
General Mills, Inc.
3.00%, 02/01/51 (a)	274,000	169,053
General Motors Co.
5.20%, 04/01/45 (a)	51,000	39,700
5.40%, 04/01/48 (a)	119,000	93,890
6.13%, 10/01/25 (a)	655,000	653,683
6.80%, 10/01/27 (a)	276,000	281,495
General Motors Financial Co., Inc.
1.25%, 01/08/26 (a)	778,000	695,353
2.35%, 01/08/31 (a)	341,000	257,274
5.25%, 03/01/26 (a)	271,000	264,713
5.85%, 04/06/30 (a)	2,332,000	2,232,494
Genuine Parts Co.
2.75%, 02/01/32 (a)	358,000	278,735
George Washington University
4.13%, 09/15/48	905,000	717,041
Georgia-Pacific LLC
1.75%, 09/30/25 (a)(g)	870,000	804,019
3.60%, 03/01/25 (a)(g)	1,527,000	1,479,510
Gilead Sciences, Inc.
2.60%, 10/01/40 (a)	286,000	188,039
2.95%, 03/01/27 (a)	64,000	59,052
3.50%, 02/01/25 (a)	228,000	221,445
3.65%, 03/01/26 (a)	208,000	199,081
4.15%, 03/01/47 (a)	136,000	107,401
4.60%, 09/01/35 (a)	397,000	362,032
5.25%, 10/15/33 (a)	1,080,000	1,053,432
5.55%, 10/15/53 (a)	265,000	254,564
GlaxoSmithKline Capital PLC
3.38%, 06/01/29 (a)	424,000	386,896
GlaxoSmithKline Capital, Inc.
3.63%, 05/15/25 (a)	478,000	464,874
Glencore Funding LLC
3.88%, 04/27/51 (a)(g)	430,000	284,376
Goldman Sachs Group, Inc.
3.85%, 01/26/27 (a)	1,685,000	1,580,176
4.25%, 10/21/25 (a)	437,000	420,857
5.15%, 05/22/45 (a)	131,000	112,327
	Principal Amount	Fair Value
Goldman Sachs Group, Inc. (2.38% fixed rate until 07/21/31; 1.25% + SOFR thereafter)
2.38%, 07/21/32 (a)(b)	$ 343,000	$ 261,109
Goldman Sachs Group, Inc. (2.91% fixed rate until 07/21/41; 1.47% + SOFR thereafter)
2.91%, 07/21/42 (a)(b)	281,000	181,335
Goldman Sachs Group, Inc. (3.21% fixed rate until 04/22/41; 1.51% + SOFR thereafter)
3.21%, 04/22/42 (a)(b)	427,000	288,866
Goldman Sachs Group, Inc. (3.44% fixed rate until 02/24/42; 1.63% + SOFR thereafter)
3.44%, 02/24/43 (a)(b)	721,000	497,274
Goldman Sachs Group, Inc. (3.81% fixed rate until 04/23/28; 1.42% + 3-month Term SOFR)
3.81%, 04/23/29 (a)(b)	198,000	179,804
Goldman Sachs Group, Inc. (4.02% fixed rate until 10/31/37; 1.64% + 3-month Term SOFR)
4.02%, 10/31/38 (a)(b)	205,000	161,409
Goldman Sachs Group, Inc. (4.22% fixed rate until 05/01/28; 1.56% + 3-month Term SOFR)
4.22%, 05/01/29 (a)(b)	326,000	301,697
Graphic Packaging International LLC
1.51%, 04/15/26 (a)(g)	528,000	466,235
Gray Oak Pipeline LLC
2.60%, 10/15/25 (a)(g)	790,000	728,364
Haleon U.S. Capital LLC
3.38%, 03/24/27 (a)	1,465,000	1,359,593
3.63%, 03/24/32 (a)	610,000	523,459
4.00%, 03/24/52 (a)	250,000	185,180
Halliburton Co.
3.80%, 11/15/25 (a)	3,000	2,901
5.00%, 11/15/45 (a)	148,000	125,104
Hartford Financial Services Group, Inc. (7.75% fixed rate until 10/30/23; 2.39% + 3-month Term SOFR)
7.75%, 02/12/67 (a)(b)(g)	476,000	407,318
HCA, Inc.
3.13%, 03/15/27 (a)	1,101,000	999,543
3.50%, 09/01/30 (a)	392,000	332,098
3.63%, 03/15/32 (a)	310,000	257,074
4.63%, 03/15/52 (a)	655,000	491,440
5.38%, 02/01/25 (a)	2,957,000	2,926,513
Health Care Service Corp. A Mutual Legal Reserve Co.
2.20%, 06/01/30 (a)(g)	474,000	379,593

See Notes to Schedules of Investments and Notes to Financial Statements.
22	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
3.20%, 06/01/50 (a)(g)	$ 171,000	$ 108,144
Healthcare Realty Holdings LP
2.00%, 03/15/31 (a)	282,000	210,933
Helmerich & Payne, Inc.
2.90%, 09/29/31 (a)	285,000	224,911
Hess Corp.
5.60%, 02/15/41 (a)	76,000	68,639
5.80%, 04/01/47 (a)	47,000	42,700
Hewlett Packard Enterprise Co.
6.35%, 10/15/45 (a)	82,000	79,581
Highwoods Realty LP
4.13%, 03/15/28 (a)	205,000	182,329
4.20%, 04/15/29 (a)	500,000	424,105
Home Depot, Inc.
2.70%, 04/15/30 (a)	196,000	167,037
3.35%, 04/15/50 (a)	341,000	232,344
3.50%, 09/15/56 (a)	186,000	126,000
3.90%, 12/06/28 (a)	184,000	173,437
4.50%, 12/06/48 (a)	149,000	124,863
Honeywell International, Inc.
1.75%, 09/01/31 (a)	534,000	409,557
2.70%, 08/15/29 (a)	388,000	338,383
Hormel Foods Corp.
1.80%, 06/11/30 (a)	694,000	556,886
HSBC Holdings PLC (2.01% fixed rate until 09/22/27; 1.73% + SOFR thereafter)
2.01%, 09/22/28 (a)(b)	1,115,000	946,044
HSBC Holdings PLC (2.25% fixed rate until 11/22/26; 1.10% + SOFR thereafter)
2.25%, 11/22/27 (a)(b)	1,045,000	921,930
HSBC Holdings PLC (2.87% fixed rate until 11/22/31; 1.41% + SOFR thereafter)
2.87%, 11/22/32 (a)(b)	520,000	399,740
HSBC Holdings PLC (3.00% fixed rate until 03/10/25; 1.43% + SOFR thereafter)
3.00%, 03/10/26 (a)(b)	1,095,000	1,043,141
HSBC Holdings PLC (4.00% fixed rate until 03/09/26; 3.22% + 5 year CMT Rate thereafter)
4.00%, 03/09/26 (a)(b)	924,000	794,797
HSBC Holdings PLC (4.29% fixed rate until 09/12/25; 1.61% + 3 month Term SOFR)
4.29%, 09/12/26 (a)(b)	1,167,000	1,120,332
HSBC Holdings PLC (6.00% fixed rate until 5/22/27; 3.75% + 5 year US ISDA thereafter)
6.00%, 05/22/27 (a)(b)	801,000	712,746
HSBC Holdings PLC (8.11% fixed rate until 11/03/32; 4.25% + SOFR thereafter)
8.11%, 11/03/33 (a)(b)	1,000,000	1,054,910
	Principal Amount	Fair Value
Humana, Inc.
1.35%, 02/03/27 (a)	$ 855,000	$ 744,825
2.15%, 02/03/32 (a)	429,000	323,741
Huntington Bancshares, Inc.
2.55%, 02/04/30 (a)	681,000	536,778
Huntington Ingalls Industries, Inc.
2.04%, 08/16/28 (a)	929,000	778,966
Huntsman International LLC
4.50%, 05/01/29 (a)	721,000	651,416
Hyundai Capital America
1.30%, 01/08/26 (a)(g)	1,306,000	1,176,536
Imperial Brands Finance PLC
3.13%, 07/26/24 (a)(g)	844,000	822,841
3.50%, 07/26/26 (a)(g)	388,000	363,312
6.13%, 07/27/27 (g)	500,000	497,510
Indiana Michigan Power Co.
3.25%, 05/01/51 (a)	378,000	237,596
ING Groep NV (6.35% fixed rate until 04/01/26; 1.01% + SOFR thereafter)
6.35%, 04/01/27 (a)(b)	836,000	824,129
Ingersoll Rand, Inc.
5.70%, 08/14/33 (a)	1,080,000	1,042,362
Ingredion, Inc.
3.90%, 06/01/50 (a)	180,000	120,046
Intel Corp.
2.00%, 08/12/31 (a)	530,000	414,343
2.45%, 11/15/29 (a)	656,000	556,767
2.80%, 08/12/41 (a)	613,000	400,412
3.10%, 02/15/60 (a)	312,000	179,222
5.63%, 02/10/43 (a)	724,000	688,423
5.70%, 02/10/53 (a)	512,000	479,969
5.90%, 02/10/63 (a)	390,000	369,864
Intercontinental Exchange, Inc.
1.85%, 09/15/32 (a)	172,000	125,744
2.65%, 09/15/40 (a)	115,000	75,103
International Business Machines Corp.
3.45%, 02/19/26 (a)	601,000	572,687
4.15%, 05/15/39 (a)	470,000	381,386
4.25%, 05/15/49 (a)	227,000	175,330
International Paper Co.
4.40%, 08/15/47 (a)	253,000	194,952
Interstate Power & Light Co.
3.40%, 08/15/25 (a)	1,457,000	1,389,759
Intuit, Inc.
5.50%, 09/15/53 (a)	670,000	642,148
ITC Holdings Corp.
2.95%, 05/14/30 (a)(g)	934,000	773,623
JAB Holdings BV
2.20%, 11/23/30 (a)(g)	498,000	378,614
Jabil, Inc.
3.95%, 01/12/28 (a)	266,000	245,542
4.25%, 05/15/27 (a)	1,436,000	1,355,799

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	23

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
Jacobs Engineering Group, Inc.
5.90%, 03/01/33 (a)	$ 1,766,000	$ 1,672,879
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
2.50%, 01/15/27 (a)	2,521,000	2,225,867
5.13%, 02/01/28 (a)	1,085,000	1,031,141
5.75%, 04/01/33 (a)	361,000	329,412
Jefferies Financial Group, Inc.
5.88%, 07/21/28 (a)	1,299,000	1,270,929
John Deere Capital Corp.
2.45%, 01/09/30 (a)	609,000	517,084
3.90%, 06/07/32 (a)	291,000	261,606
5.15%, 09/08/33 (a)	2,594,000	2,535,376
Johnson & Johnson
3.63%, 03/03/37 (a)	186,000	156,394
Johnson Controls International PLC
4.50%, 02/15/47 (a)	108,000	86,433
JPMorgan Chase & Co. (1.58% fixed rate until 04/22/26; 0.89% + SOFR thereafter)
1.58%, 04/22/27 (a)(b)	965,000	860,761
JPMorgan Chase & Co. (2.96% fixed rate until 01/25/32; 1.26% + SOFR thereafter)
2.96%, 01/25/33 (a)(b)	3,357,000	2,677,342
JPMorgan Chase & Co. (2.96% fixed rate until 05/13/30; 2.52% + 3-month Term SOFR)
2.96%, 05/13/31 (a)(b)	558,000	459,307
JPMorgan Chase & Co. (3.16% fixed rate until 04/22/41; 1.46% + SOFR thereafter)
3.16%, 04/22/42 (a)(b)	466,000	319,112
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/37; 1.62% + 3-month Term SOFR)
3.88%, 07/24/38 (a)(b)	365,000	291,040
JPMorgan Chase & Co. (3.90% fixed rate until 01/23/48; 1.48% + 3 month Term SOFR)
3.90%, 01/23/49 (a)(b)	1,093,000	789,725
JPMorgan Chase & Co. (3.96% fixed rate until 01/29/26; 1.51% + 3-month Term SOFR)
3.96%, 01/29/27 (a)(b)	613,000	585,611
JPMorgan Chase & Co. (4.01% fixed rate until 04/23/28; 1.38% + 3-month Term SOFR)
4.01%, 04/23/29 (a)(b)	253,000	233,107
	Principal Amount	Fair Value
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.72% + 3-month Term SOFR)
4.03%, 07/24/48 (a)(b)	$ 247,000	$ 184,553
JPMorgan Chase & Co. (4.49% fixed rate until 03/24/30; 3.79% + 3-month Term SOFR)
4.49%, 03/24/31 (a)(b)	850,000	777,163
JPMorgan Chase & Co. (4.60% fixed rate until 02/01/25; 3.13% + 3-month Term SOFR)
4.60%, 02/01/25 (a)(b)	955,000	894,405
Kaiser Foundation Hospitals
3.00%, 06/01/51 (a)	521,000	325,010
3.27%, 11/01/49 (a)	693,000	459,473
Kenvue, Inc.
4.90%, 03/22/33 (a)(g)	1,686,000	1,611,344
5.05%, 03/22/53 (a)(g)	430,000	389,601
5.20%, 03/22/63 (a)(g)	299,000	269,010
Keurig Dr Pepper, Inc.
3.20%, 05/01/30 (a)	381,000	327,942
3.80%, 05/01/50 (a)	290,000	204,818
KeyBank NA
4.90%, 08/08/32 (a)	1,000,000	802,890
KeyBank NA (5.66% fixed rate until 10/30/23; 0.32% + SOFR thereafter)
5.66%, 06/14/24 (a)(b)	2,700,000	2,653,884
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (a)	65,000	50,404
5.00%, 03/01/43 (a)	130,000	104,784
6.38%, 03/01/41 (a)	112,000	105,810
Kinder Morgan, Inc.
1.75%, 11/15/26 (a)	1,663,000	1,479,455
5.05%, 02/15/46 (a)	105,000	83,994
5.20%, 06/01/33 (a)	377,000	348,646
KLA Corp.
3.30%, 03/01/50 (a)	340,000	226,151
Kraft Heinz Foods Co.
5.20%, 07/15/45 (a)	540,000	469,827
Kyndryl Holdings, Inc.
2.05%, 10/15/26 (a)	664,000	578,683
2.70%, 10/15/28 (a)	1,142,000	938,279
L3Harris Technologies, Inc.
3.85%, 12/15/26 (a)	276,000	261,342
Lear Corp.
4.25%, 05/15/29 (a)	227,000	206,066
Leidos, Inc.
3.63%, 05/15/25 (a)	285,000	273,623
4.38%, 05/15/30 (a)	1,243,000	1,110,931
5.75%, 03/15/33 (a)	676,000	646,520
Liberty Mutual Group, Inc.
3.95%, 05/15/60 (a)(g)	171,000	107,397

See Notes to Schedules of Investments and Notes to Financial Statements.
24	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
Lincoln National Corp.
4.35%, 03/01/48 (a)	$ 545,000	$ 374,344
Lincoln National Corp. (9.25% fixed rate until 12/01/27; 5.32% + 5 year CMT Rate thereafter)
9.25%, 12/01/27 (a)(b)	720,000	746,388
Lloyds Banking Group PLC
3.75%, 01/11/27 (a)	372,000	345,934
Lloyds Banking Group PLC (2.44% fixed rate until 02/05/25; 1.00% + 1 year CMT Rate thereafter)
2.44%, 02/05/26 (a)(b)	800,000	757,488
Lockheed Martin Corp.
3.55%, 01/15/26 (a)	122,000	117,374
3.80%, 03/01/45 (a)	98,000	74,770
4.50%, 05/15/36 (a)	312,000	284,148
Lowe's Cos., Inc.
1.30%, 04/15/28 (a)	227,000	188,871
1.70%, 09/15/28 - 10/15/30 (a)	705,000	576,649
3.00%, 10/15/50 (a)	344,000	202,365
3.70%, 04/15/46 (a)	121,000	83,771
4.05%, 05/03/47 (a)	289,000	212,768
5.63%, 04/15/53 (a)	540,000	490,844
LYB International Finance III LLC
1.25%, 10/01/25 (a)	270,000	245,989
3.63%, 04/01/51 (a)	172,000	109,586
3.80%, 10/01/60 (a)	171,000	104,387
M&T Bank Corp. (5.05% fixed rate until 01/27/33; 1.85% + SOFR thereafter)
5.05%, 01/27/34 (a)(b)	2,418,000	2,095,028
Marsh & McLennan Cos., Inc.
2.90%, 12/15/51 (a)	335,000	201,064
Masco Corp.
3.50%, 11/15/27 (a)	99,000	90,427
McCormick & Co., Inc.
1.85%, 02/15/31 (a)	247,000	187,893
3.25%, 11/15/25 (a)	2,468,000	2,342,552
McDonald's Corp.
3.60%, 07/01/30 (a)	512,000	457,477
3.63%, 09/01/49 (a)	208,000	146,526
Medtronic Global Holdings SCA
4.50%, 03/30/33 (a)	2,383,000	2,217,882
Medtronic, Inc.
4.63%, 03/15/45 (a)	45,000	39,431
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52 (a)	593,000	455,584
Mercedes-Benz Finance North America LLC
5.38%, 11/26/25 (a)(g)	1,788,000	1,779,435
Merck & Co., Inc.
1.90%, 12/10/28 (a)	992,000	845,868
2.45%, 06/24/50 (a)	468,000	268,581
	Principal Amount	Fair Value
2.75%, 12/10/51 (a)	$ 330,000	$ 199,346
2.90%, 12/10/61 (a)	184,000	105,655
4.00%, 03/07/49 (a)	124,000	97,123
4.50%, 05/17/33 (a)	1,400,000	1,309,840
5.00%, 05/17/53 (a)	397,000	361,762
Meta Platforms, Inc.
3.85%, 08/15/32 (a)	1,087,000	964,571
4.45%, 08/15/52 (a)	725,000	573,729
MetLife, Inc.
4.72%, 12/15/44 (a)	196,000	161,851
Micron Technology, Inc.
3.37%, 11/01/41 (a)	444,000	291,779
3.48%, 11/01/51 (a)	620,000	378,739
Microsoft Corp.
2.40%, 08/08/26 (a)	244,000	226,642
2.68%, 06/01/60 (a)	137,000	80,512
2.92%, 03/17/52 (a)	1,038,000	681,053
3.45%, 08/08/36 (a)	92,000	77,552
3.50%, 02/12/35 (a)	248,000	215,812
Mid-America Apartments LP
2.88%, 09/15/51 (a)	529,000	305,535
Mitsubishi UFJ Financial Group, Inc.
2.80%, 07/18/24 (a)	1,191,000	1,161,761
Mizuho Financial Group, Inc.
2.84%, 09/13/26 (a)	3,618,000	3,317,236
Molson Coors Beverage Co.
4.20%, 07/15/46 (a)	109,000	81,815
Morgan Stanley
3.63%, 01/20/27 (a)	243,000	226,787
3.97%, 07/22/38 (a)(b)	231,000	182,767
4.35%, 09/08/26 (a)	685,000	653,147
4.38%, 01/22/47 (a)	258,000	202,932
Morgan Stanley (1.51% fixed rate until 07/20/26; 0.86% + SOFR thereafter)
1.51%, 07/20/27 (a)(b)	531,000	467,577
Morgan Stanley (2.48% fixed rate until 09/16/31; 1.36% + SOFR thereafter)
2.48%, 09/16/36 (a)(b)	2,124,000	1,552,134
Morgan Stanley (2.80% fixed rate until 01/25/51; 1.43% + SOFR thereafter)
2.80%, 01/25/52 (a)(b)	1,180,000	687,456
Morgan Stanley (2.94% fixed rate until 01/21/32; 1.29% + SOFR thereafter)
2.94%, 01/21/33 (a)(b)	1,680,000	1,320,413
MPLX LP
2.65%, 08/15/30 (a)	394,000	317,930
5.20%, 12/01/47 (a)	119,000	96,375
Mylan, Inc.
5.20%, 04/15/48 (a)	170,000	123,201
Nasdaq, Inc.
5.95%, 08/15/53 (a)	260,000	242,861
6.10%, 06/28/63 (a)	355,000	328,719

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	25

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
National Australia Bank Ltd. (3.35% fixed rate until 01/12/32; 1.70% + 5 year CMT Rate thereafter)
3.35%, 01/12/37 (a)(b)(g)	$ 1,246,000	$ 944,730
NatWest Group PLC (3.75% fixed rate until 11/01/24; 2.10% + 5 year CMT Rate thereafter)
3.75%, 11/01/29 (a)(b)	575,000	547,279
Nevada Power Co.
6.00%, 03/15/54 (a)	405,000	395,924
NewMarket Corp.
2.70%, 03/18/31 (a)	351,000	275,135
Newmont Corp.
4.88%, 03/15/42 (a)	198,000	169,460
NextEra Energy Capital Holdings, Inc. (5.65% fixed rate until 05/01/29; 3.16% + 3-month USD LIBOR thereafter)
5.65%, 05/01/79 (a)(b)	340,000	313,245
NGPL PipeCo LLC
3.25%, 07/15/31 (a)(g)	551,000	437,670
NIKE, Inc.
3.38%, 03/27/50 (a)	168,000	119,562
Nippon Life Insurance Co. (3.40% fixed rate until 01/23/30; 2.61% + 5 year CMT Rate thereafter)
3.40%, 01/23/50 (a)(b)(g)	786,000	662,268
NiSource, Inc.
3.60%, 05/01/30 (a)	381,000	331,958
3.95%, 03/30/48 (a)	111,000	79,265
5.25%, 03/30/28 (a)	2,777,000	2,721,682
NNN REIT, Inc.
4.00%, 11/15/25 (a)	320,000	306,429
Norfolk Southern Corp.
3.95%, 10/01/42 (a)	215,000	164,641
Northern Trust Corp.
6.13%, 11/02/32 (a)	724,000	713,944
Northwestern Mutual Life Insurance Co.
3.45%, 03/30/51 (a)(g)	907,000	576,045
NOV, Inc.
3.60%, 12/01/29 (a)	510,000	445,771
Novant Health, Inc.
3.32%, 11/01/61 (a)	363,000	222,693
Novartis Capital Corp.
2.20%, 08/14/30 (a)	558,000	462,470
3.00%, 11/20/25 (a)	48,000	45,729
Nutrien Ltd.
4.90%, 03/27/28 - 06/01/43 (a)	2,068,000	1,966,620
NVIDIA Corp.
2.85%, 04/01/30 (a)	171,000	148,893
3.50%, 04/01/50 (a)	227,000	165,422
	Principal Amount	Fair Value
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/51 (a)	$ 880,000	$ 534,090
Occidental Petroleum Corp.
6.13%, 01/01/31 (a)	1,192,000	1,174,692
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (a)	313,000	270,060
Oncor Electric Delivery Co. LLC
3.80%, 09/30/47 (a)	124,000	90,697
ONEOK, Inc.
4.35%, 03/15/29 (a)	317,000	291,710
5.80%, 11/01/30 (a)	2,700,000	2,642,247
6.10%, 11/15/32 (a)	520,000	513,531
6.63%, 09/01/53 (a)	864,000	845,502
Oracle Corp.
1.65%, 03/25/26 (a)	634,000	574,068
2.30%, 03/25/28 (a)	234,000	202,520
2.65%, 07/15/26 (a)	354,000	326,346
2.88%, 03/25/31 (a)	338,000	276,105
2.95%, 04/01/30 (a)	513,000	430,838
3.60%, 04/01/50 (a)	341,000	220,392
3.65%, 03/25/41 (a)	373,000	266,039
3.80%, 11/15/37 (a)	108,000	82,265
3.95%, 03/25/51 (a)	374,000	256,317
4.00%, 07/15/46 - 11/15/47 (a)	511,000	358,485
4.10%, 03/25/61 (a)	443,000	294,555
5.55%, 02/06/53 (a)	327,000	286,599
6.15%, 11/09/29 (a)	1,272,000	1,291,322
6.90%, 11/09/52 (a)	343,000	353,197
Otis Worldwide Corp.
2.06%, 04/05/25 (a)	590,000	556,883
2.57%, 02/15/30 (a)	210,000	174,086
3.36%, 02/15/50 (a)	199,000	132,618
Owens Corning
4.40%, 01/30/48 (a)	146,000	111,326
Pacific Gas & Electric Co.
2.10%, 08/01/27 (a)	313,000	267,271
2.50%, 02/01/31 (a)	560,000	425,242
3.00%, 06/15/28 (a)	528,000	452,612
3.30%, 08/01/40 (a)	560,000	359,498
3.50%, 08/01/50 (a)	244,000	145,434
4.30%, 03/15/45 (a)	373,000	251,089
PacifiCorp
2.70%, 09/15/30 (a)	339,000	277,000
2.90%, 06/15/52 (a)	844,000	464,715
6.25%, 10/15/37 (a)	528,000	524,082
Packaging Corp. of America
3.05%, 10/01/51 (a)	463,000	275,189
Paramount Global
2.90%, 01/15/27 (a)	159,000	140,766
3.70%, 06/01/28 (a)	154,000	134,497
5.25%, 04/01/44 (a)	58,000	40,316
Parker-Hannifin Corp.
3.25%, 06/14/29 (a)	306,000	271,734
4.50%, 09/15/29 (a)	541,000	511,526

See Notes to Schedules of Investments and Notes to Financial Statements.
26	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
Patterson-UTI Energy, Inc.
7.15%, 10/01/33 (a)	$ 665,000	$ 667,926
PayPal Holdings, Inc.
2.65%, 10/01/26 (a)	451,000	415,831
3.25%, 06/01/50 (a)	259,000	169,596
PepsiCo, Inc.
1.63%, 05/01/30 (a)	328,000	263,066
2.63%, 07/29/29 (a)	441,000	386,589
2.75%, 10/21/51 (a)	815,000	505,773
Petroleos Mexicanos
6.70%, 02/16/32 (a)	1,516,000	1,124,993
7.69%, 01/23/50 (a)	879,000	564,046
Pfizer Investment Enterprises Pte. Ltd.
4.45%, 05/19/28 (a)	2,164,000	2,085,771
4.75%, 05/19/33 (a)	1,267,000	1,200,609
5.30%, 05/19/53 (a)	253,000	234,981
5.34%, 05/19/63 (a)	794,000	725,414
Pfizer, Inc.
2.70%, 05/28/50 (a)	662,000	414,717
3.90%, 03/15/39 (a)	209,000	171,533
4.13%, 12/15/46 (a)	142,000	113,975
4.40%, 05/15/44 (a)	87,000	74,039
Philip Morris International, Inc.
1.50%, 05/01/25 (a)	362,000	338,810
2.10%, 05/01/30 (a)	172,000	136,929
3.38%, 08/15/29 (a)	253,000	222,567
4.13%, 03/04/43 (a)	99,000	74,411
5.13%, 02/15/30 (a)	2,165,000	2,076,603
5.38%, 02/15/33 (a)	721,000	681,605
5.63%, 11/17/29 (a)	554,000	547,297
Phillips 66 Co.
2.15%, 12/15/30 (a)	1,889,000	1,485,755
3.15%, 12/15/29 (a)	968,000	835,171
3.30%, 03/15/52 (a)	563,000	352,421
3.75%, 03/01/28 (a)	129,000	119,602
4.68%, 02/15/45 (a)	219,000	174,352
Pilgrim's Pride Corp.
6.25%, 07/01/33 (a)	698,000	656,727
Pioneer Natural Resources Co.
1.13%, 01/15/26 (a)	1,021,000	922,055
2.15%, 01/15/31 (a)	299,000	235,878
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (a)	495,000	424,804
PPL Capital Funding, Inc.
3.10%, 05/15/26 (a)	410,000	384,371
Precision Castparts Corp.
4.38%, 06/15/45 (a)	199,000	161,528
Progressive Corp.
3.00%, 03/15/32 (a)	718,000	600,844
Prologis LP
3.05%, 03/01/50 (a)	148,000	90,839
3.25%, 06/30/26 (a)	199,000	187,655
	Principal Amount	Fair Value
Prospect Capital Corp.
3.36%, 11/15/26 (a)	$ 622,000	$ 538,453
Prudential Financial, Inc.
3.94%, 12/07/49 (a)	344,000	247,302
Prudential Financial, Inc. (5.70% fixed rate until 09/15/28; 2.67% + 3-month USD LIBOR thereafter)
5.70%, 09/15/48 (a)(b)	402,000	369,068
Public Service Co. of Colorado
3.70%, 06/15/28 (a)	398,000	366,725
Public Storage Operating Co.
5.35%, 08/01/53 (a)	335,000	305,242
PVH Corp.
4.63%, 07/10/25 (a)	990,000	955,588
QUALCOMM, Inc.
4.30%, 05/20/47 (a)	61,000	49,122
4.50%, 05/20/52 (a)	722,000	588,408
Quanta Services, Inc.
2.35%, 01/15/32 (a)	570,000	429,358
3.05%, 10/01/41 (a)	618,000	393,783
Quest Diagnostics, Inc.
2.95%, 06/30/30 (a)	136,000	114,252
Realty Income Corp.
2.85%, 12/15/32 (a)	323,000	251,039
3.00%, 01/15/27 (a)	99,000	90,690
3.25%, 01/15/31 (a)	328,000	275,340
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30 (a)	663,000	510,331
Regions Financial Corp.
1.80%, 08/12/28 (a)	1,330,000	1,075,877
Reliance Industries Ltd.
3.63%, 01/12/52 (a)(g)	1,000,000	638,160
RenaissanceRe Holdings Ltd.
5.75%, 06/05/33 (a)	865,000	813,117
Republic Services, Inc.
2.38%, 03/15/33 (a)	932,000	715,254
5.00%, 04/01/34 (a)	661,000	625,564
Reynolds American, Inc.
4.45%, 06/12/25 (a)	15,000	14,573
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51 (a)	501,000	298,075
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (a)	125,000	100,880
Rockwell Automation, Inc.
2.80%, 08/15/61 (a)	184,000	106,232
4.20%, 03/01/49 (a)	236,000	191,870
Rogers Communications, Inc.
5.00%, 03/15/44 (a)	93,000	74,850
Roper Technologies, Inc.
2.95%, 09/15/29 (a)	357,000	309,155
Ross Stores, Inc.
4.70%, 04/15/27 (a)	129,000	123,937
Royalty Pharma PLC
1.20%, 09/02/25 (a)	568,000	516,232
1.75%, 09/02/27 (a)	287,000	244,745

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	27

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
2.20%, 09/02/30 (a)	$ 122,000	$ 94,439
3.30%, 09/02/40 (a)	73,000	47,779
RPM International, Inc.
3.75%, 03/15/27 (a)	188,000	174,981
RTX Corp.
1.90%, 09/01/31 (a)	673,000	508,068
2.82%, 09/01/51 (a)	399,000	229,098
3.13%, 05/04/27 (a)	515,000	473,378
3.50%, 03/15/27 (a)	268,000	249,294
3.95%, 08/16/25 (a)	219,000	211,791
4.15%, 05/15/45 (a)	208,000	157,510
4.45%, 11/16/38 (a)	172,000	144,059
Ryder System, Inc.
2.90%, 12/01/26 (a)	872,000	796,450
Salesforce, Inc.
1.95%, 07/15/31 (a)	583,000	460,360
2.70%, 07/15/41 (a)	578,000	390,641
Saudi Arabian Oil Co.
3.50%, 04/16/29 (a)(g)	1,243,000	1,120,888
4.38%, 04/16/49 (a)(g)	256,000	196,749
Schlumberger Holdings Corp.
3.90%, 05/17/28 (a)(g)	386,000	360,111
Schlumberger Investment SA
4.85%, 05/15/33 (a)	1,492,000	1,407,165
Sealed Air Corp.
1.57%, 10/15/26 (a)(g)	2,102,000	1,828,172
Selective Insurance Group, Inc.
5.38%, 03/01/49 (a)	148,000	126,010
Sempra
3.80%, 02/01/38 (a)	140,000	108,650
4.00%, 02/01/48 (a)	152,000	109,361
Sempra (4.13% fixed rate until 01/01/27; 2.87% + 5 year CMT Rate thereafter)
4.13%, 04/01/52 (a)(b)	931,000	755,767
Shell International Finance BV
3.13%, 11/07/49 (a)	574,000	372,101
3.75%, 09/12/46 (a)	99,000	73,072
Shire Acquisitions Investments Ireland DAC
3.20%, 09/23/26 (a)	104,000	97,139
Simon Property Group LP
3.38%, 06/15/27 (a)	236,000	217,656
Sonoco Products Co.
2.85%, 02/01/32 (a)	651,000	519,889
Southern California Edison Co.
4.00%, 04/01/47 (a)	672,000	486,562
4.20%, 03/01/29 (a)	511,000	475,102
5.65%, 10/01/28 (a)	3,535,000	3,531,500
Southern Co.
3.70%, 04/30/30 (a)	785,000	694,246
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (a)	366,000	254,747
4.40%, 05/30/47 (a)	60,000	45,276
	Principal Amount	Fair Value
Southwest Airlines Co.
2.63%, 02/10/30 (a)	$ 513,000	$ 421,963
Southwestern Electric Power Co.
2.75%, 10/01/26 (a)	292,000	267,542
Spectra Energy Partners LP
3.38%, 10/15/26 (a)	74,000	68,826
4.50%, 03/15/45 (a)	56,000	42,487
Standard Chartered PLC (2.68% fixed rate until 06/29/31; 1.20% + 1 year CMT Rate thereafter)
2.68%, 06/29/32 (a)(b)(g)	1,092,000	832,049
Standard Chartered PLC (2.82% fixed rate until 01/30/25; 1.21% + 3-month USD LIBOR thereafter)
2.82%, 01/30/26 (a)(b)(g)	1,099,000	1,045,677
Stanley Black & Decker, Inc.
3.00%, 05/15/32 (a)	769,000	622,113
Starbucks Corp.
4.00%, 11/15/28 (a)	204,000	191,658
STERIS Irish FinCo UnLtd Co.
2.70%, 03/15/31 (a)	1,474,000	1,193,306
3.75%, 03/15/51 (a)	604,000	420,680
Stryker Corp.
1.95%, 06/15/30 (a)	781,000	625,323
Sumitomo Mitsui Financial Group, Inc.
4.44%, 04/02/24 (a)(g)	2,502,000	2,479,907
6.18%, 07/13/43 (a)	1,297,000	1,240,217
Sumitomo Mitsui Trust Bank Ltd.
1.35%, 09/16/26 (a)(g)	2,602,000	2,291,425
Suncor Energy, Inc.
4.00%, 11/15/47 (a)	79,000	55,827
Svenska Handelsbanken AB (1.42% fixed rate until 06/11/26; 0.63% + 1 year CMT Rate thereafter)
1.42%, 06/11/27 (a)(b)(g)	1,488,000	1,306,285
Sysco Corp.
3.25%, 07/15/27 (a)	200,000	183,624
5.95%, 04/01/30 (a)	67,000	67,513
6.60%, 04/01/50 (a)	79,000	81,489
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/30 (a)	200,000	160,820
3.03%, 07/09/40 (a)	300,000	208,347
3.18%, 07/09/50 (a)	300,000	189,663
Take-Two Interactive Software, Inc.
3.70%, 04/14/27 (a)	1,634,000	1,529,816
4.00%, 04/14/32 (a)	361,000	314,279
Tampa Electric Co.
2.40%, 03/15/31 (a)	705,000	560,313
3.45%, 03/15/51 (a)	555,000	356,499
4.35%, 05/15/44 (a)	440,000	338,153

See Notes to Schedules of Investments and Notes to Financial Statements.
28	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
Tapestry, Inc.
4.13%, 07/15/27 (a)	$ 58,000	$ 53,339
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.00%, 01/15/28 (a)	1,629,000	1,548,511
Target Corp.
1.95%, 01/15/27 (a)	238,000	214,874
Teck Resources Ltd.
5.40%, 02/01/43 (a)	205,000	171,833
Telefonica Emisiones SA
4.10%, 03/08/27 (a)	639,000	601,983
Texas Instruments, Inc.
3.88%, 03/15/39 (a)	265,000	217,811
The Boeing Co.
2.20%, 02/04/26 (a)	945,000	868,143
3.55%, 03/01/38 (a)	137,000	100,299
The Charles Schwab Corp.
2.90%, 03/03/32 (a)	299,000	235,699
The Dow Chemical Co.
5.55%, 11/30/48 (a)	186,000	166,271
The Goldman Sachs Group Inc. (1.54% fixed rate until 09/10/26; 0.82% + SOFR thereafter)
1.54%, 09/10/27 (a)(b)	631,000	552,396
The Home Depot Inc.
3.90%, 06/15/47 (a)	203,000	154,643
4.95%, 09/15/52 (a)	219,000	195,869
The Kroger Co.
2.20%, 05/01/30 (a)	307,000	245,367
4.65%, 01/15/48 (a)	127,000	101,444
The Progressive Corp.
3.70%, 03/15/52 (a)	121,000	86,336
The Southern Co.
3.25%, 07/01/26 (a)	130,000	121,874
The Williams Cos. Inc.
5.30%, 08/15/52 (a)	294,000	250,144
Thermo Fisher Scientific, Inc.
2.80%, 10/15/41 (a)	410,000	275,885
Time Warner Cable LLC
6.55%, 05/01/37 (a)	148,000	134,214
T-Mobile USA, Inc.
3.50%, 04/15/31 (a)	2,168,000	1,831,136
3.75%, 04/15/27 (a)	769,000	718,108
4.50%, 04/15/50 (a)	100,000	76,674
4.80%, 07/15/28 (a)	1,983,000	1,904,077
Toronto-Dominion Bank
3.20%, 03/10/32 (a)	1,439,000	1,176,915
4.46%, 06/08/32 (a)	760,000	682,222
TotalEnergies Capital International SA
3.46%, 02/19/29 (a)	660,000	603,676
Tractor Supply Co.
5.25%, 05/15/33 (a)	698,000	657,202
	Principal Amount	Fair Value
Trane Technologies Financing Ltd.
3.55%, 11/01/24 (a)	$ 354,000	$ 345,047
3.80%, 03/21/29 (a)	468,000	431,379
TransCanada PipeLines Ltd.
4.25%, 05/15/28 (a)	474,000	443,892
4.88%, 01/15/26 (a)	108,000	105,777
Transcanada Trust (5.63% fixed rate until 05/20/25; 3.53% + 3-month USD LIBOR thereafter)
5.63%, 05/20/75 (a)(b)	936,000	865,950
Transcontinental Gas Pipe Line Co. LLC
4.00%, 03/15/28 (a)	222,000	206,640
Travelers Cos., Inc.
2.55%, 04/27/50 (a)	730,000	425,415
Truist Financial Corp. (4.80% fixed rate until 09/01/24; 3.00% + 5 year CMT Rate thereafter)
4.80%, 09/01/24 (a)(b)	1,292,000	1,101,818
TWDC Enterprises 18 Corp.
4.13%, 06/01/44 (a)	108,000	85,117
Tyco Electronics Group SA
3.13%, 08/15/27 (a)	227,000	209,348
U.S. Bancorp (4.97% fixed rate until 07/22/32; 2.11% + SOFR thereafter)
4.97%, 07/22/33 (a)(b)	1,588,000	1,383,958
UBS Group AG
4.28%, 01/09/28 (a)(g)	593,000	545,234
UDR, Inc.
2.10%, 08/01/32 (a)	433,000	311,621
3.00%, 08/15/31 (a)	276,000	223,690
Union Pacific Corp.
3.55%, 05/20/61 (a)	398,000	259,536
3.60%, 09/15/37 (a)	74,000	59,327
3.80%, 04/06/71 (a)	183,000	122,449
4.10%, 09/15/67 (a)	124,000	89,586
UnitedHealth Group, Inc.
2.00%, 05/15/30 (a)	538,000	435,446
4.20%, 05/15/32 (a)	563,000	513,045
4.45%, 12/15/48 (a)	367,000	300,804
4.75%, 07/15/45 - 05/15/52 (a)	858,000	735,160
5.05%, 04/15/53 (a)	432,000	386,670
5.20%, 04/15/63 (a)	794,000	708,272
6.05%, 02/15/63 (a)	240,000	243,790
Utah Acquisition Sub, Inc.
3.95%, 06/15/26 (a)	2,927,000	2,740,579
Vale Overseas Ltd.
6.13%, 06/12/33 (a)	970,000	936,409
Ventas Realty LP
3.25%, 10/15/26 (a)	258,000	236,911
Verizon Communications, Inc.
2.36%, 03/15/32 (a)	930,000	708,930
2.55%, 03/21/31 (a)	433,000	344,482

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	29

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
3.00%, 03/22/27 (a)	$ 1,194,000	$ 1,094,552
3.40%, 03/22/41 (a)	466,000	328,595
3.55%, 03/22/51 (a)	350,000	230,433
3.70%, 03/22/61 (a)	439,000	279,143
4.40%, 11/01/34 (a)	1,185,000	1,027,750
4.86%, 08/21/46 (a)	700,000	578,872
Viatris, Inc.
1.65%, 06/22/25 (a)	2,488,000	2,297,668
4.00%, 06/22/50 (a)	281,000	169,693
Virginia Electric & Power Co.
4.00%, 11/15/46 (a)	373,000	271,268
Visa, Inc.
2.70%, 04/15/40 (a)	352,000	246,787
Vistra Operations Co. LLC
3.55%, 07/15/24 (a)(g)	1,311,000	1,279,313
Viterra Finance BV
2.00%, 04/21/26 (a)(g)	712,000	641,177
3.20%, 04/21/31 (a)(g)	1,000,000	803,370
Volkswagen Group of America Finance LLC
1.63%, 11/24/27 (a)(g)	1,215,000	1,031,110
Vontier Corp.
2.40%, 04/01/28 (a)	538,000	446,712
2.95%, 04/01/31 (a)	703,000	540,916
Vornado Realty LP
2.15%, 06/01/26 (a)	826,000	701,547
3.50%, 01/15/25 (a)	220,000	208,188
Vulcan Materials Co.
3.90%, 04/01/27 (a)	103,000	97,007
Walmart, Inc.
1.80%, 09/22/31 (a)	444,000	349,157
2.50%, 09/22/41 (a)	444,000	296,255
2.65%, 09/22/51 (a)	208,000	128,140
Walt Disney Co.
2.65%, 01/13/31 (a)	501,000	414,522
3.38%, 11/15/26 (a)	79,000	74,445
3.60%, 01/13/51 (a)	329,000	228,652
4.75%, 11/15/46 (a)	52,000	43,475
6.65%, 11/15/37 (a)	333,000	357,729
Warnermedia Holdings, Inc.
4.28%, 03/15/32 (a)	2,168,000	1,839,938
5.05%, 03/15/42 (a)	189,000	146,199
5.14%, 03/15/52 (a)	184,000	136,511
5.39%, 03/15/62 (a)	184,000	135,661
Waste Connections, Inc.
2.20%, 01/15/32 (a)	607,000	467,147
2.95%, 01/15/52 (a)	607,000	369,220
WEC Energy Group, Inc.
3.55%, 06/15/25 (a)	79,000	75,805
Wells Fargo & Co.
4.15%, 01/24/29 (a)	633,000	581,050
4.75%, 12/07/46 (a)	713,000	553,623
5.88%, 06/15/25 (a)(b)	1,182,000	1,159,613
Wells Fargo & Co. (2.19% fixed rate until 04/30/25; 2.00% + SOFR thereafter)
2.19%, 04/30/26 (a)(b)	746,000	700,307
	Principal Amount	Fair Value
Wells Fargo & Co. (2.39% fixed rate until 06/02/27; 2.10% + SOFR thereafter)
2.39%, 06/02/28 (a)(b)	$ 1,432,000	$ 1,256,179
Wells Fargo & Co. (3.07% fixed rate until 04/30/40; 2.53% + SOFR thereafter)
3.07%, 04/30/41 (a)(b)	713,000	475,771
Wells Fargo & Co. (3.20% fixed rate until 06/17/26; 1.43% + 3-month Term SOFR)
3.20%, 06/17/27 (a)(b)	1,672,000	1,551,967
Wells Fargo & Co. (3.35% fixed rate until 03/02/32; 1.50% + SOFR thereafter)
3.35%, 03/02/33 (a)(b)	839,000	677,400
Westlake Corp.
2.88%, 08/15/41 (a)	238,000	147,374
3.13%, 08/15/51 (a)	264,000	152,096
3.38%, 08/15/61 (a)	267,000	147,451
Westpac Banking Corp. (2.89% fixed rate until 02/04/25; 1.35% + 5 year CMT Rate thereafter)
2.89%, 02/04/30 (a)(b)	527,000	497,841
Westpac Banking Corp. (4.11% fixed rate until 07/24/29; 2.00% + 5 year CMT Rate thereafter)
4.11%, 07/24/34 (a)(b)	381,000	329,051
Weyerhaeuser Co.
4.00%, 03/09/52 (a)	475,000	343,349
Williams Cos., Inc.
3.75%, 06/15/27 (a)	85,000	79,074
4.85%, 03/01/48 (a)	169,000	135,366
4.90%, 01/15/45 (a)	399,000	319,802
5.40%, 03/04/44 (a)	58,000	50,073
Willis North America, Inc.
3.88%, 09/15/49 (a)	343,000	230,040
Workday, Inc.
3.50%, 04/01/27 (a)	600,000	559,644
3.70%, 04/01/29 (a)	1,201,000	1,089,175
WPP Finance 2010
3.75%, 09/19/24 (a)	205,000	200,016
Xcel Energy, Inc.
3.40%, 06/01/30 (a)	468,000	404,198
Yamana Gold, Inc.
2.63%, 08/15/31 (a)	699,000	535,860
Zoetis, Inc.
3.00%, 09/12/27 (a)	107,000	98,161
3.90%, 08/20/28 (a)	256,000	240,376
5.60%, 11/16/32 (a)	1,277,000	1,272,237
		472,374,012
Non-Agency Collateralized Mortgage Obligations - 5.9%
Bank
3.18%, 09/15/60	20,509,000	18,431,280
4.41%, 11/15/61 (b)	8,550,000	7,959,270

See Notes to Schedules of Investments and Notes to Financial Statements.
30	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
	Principal Amount	Fair Value
BPR Trust 1.90% + 1-month Term SOFR
7.23%, 04/15/37 (b)(g)	$ 3,084,865	$ 3,028,903
Cantor Commercial Real Estate Lending
3.01%, 01/15/53	4,022,000	3,383,664
CD Mortgage Trust
2.91%, 08/15/57	7,323,000	6,129,736
Citigroup Commercial Mortgage Trust
4.03%, 12/10/49 (b)	2,942,926	2,650,640
COMM Mortgage Trust
3.92%, 10/15/45 (g)	1,602,000	1,249,752
4.53%, 02/10/47 (b)	1,940,000	1,881,532
GS Mortgage Securities Trust
2.75%, 09/10/52	13,110,000	10,967,875
3.05%, 11/10/52	6,397,000	5,423,073
4.14%, 03/10/51 (b)	2,609,000	2,342,084
4.56%, 11/10/48 (b)	3,270,000	2,505,251
Impac CMB Trust (6.13% fixed rate until 08/25/23; 0.83% + 1-month Term SOFR)
6.15%, 10/25/34 (b)	135,313	135,271
JPMBB Commercial Mortgage Securities Trust
4.80%, 11/15/48 (b)	2,174,000	1,685,209
MASTR Alternative Loan Trust
5.00%, 08/25/18 (d)	9,226	505
Morgan Stanley Bank of America Merrill Lynch Trust
0.98%, 03/15/48 (b)(d)	24,732,424	181,323
Wells Fargo Commercial Mortgage Trust
1.32%, 02/15/48 (b)(d)	18,964,549	213,409
4.32%, 08/15/50	4,152,195	3,374,836
WFRBS Commercial Mortgage Trust
4.26%, 12/15/46	1,548,655	1,539,053
4.35%, 03/15/47 (b)	4,333,000	4,279,055
		77,361,721
Sovereign Bonds - 1.0%
Chile Government International Bonds
2.55%, 01/27/32 (a)	2,507,000	2,027,336
3.63%, 10/30/42 (a)	150,000	108,473
3.86%, 06/21/47 (a)	860,000	628,806
Indonesia Government International Bonds
3.50%, 01/11/28 (a)	578,000	534,159
4.35%, 01/11/48 (a)	232,000	184,414
Mexico Government International Bonds
4.60%, 02/10/48 (a)	972,000	707,733
4.75%, 03/08/44 (a)	2,068,000	1,585,639
Panama Government International Bonds
3.16%, 01/23/30 (a)	1,217,000	1,025,018
	Principal Amount	Fair Value
3.87%, 07/23/60 (a)	$ 826,000	$ 476,866
4.50%, 05/15/47 (a)	530,000	372,765
Peru Government International Bonds
1.86%, 12/01/32 (a)	1,230,000	887,752
2.78%, 12/01/60 (a)	2,055,000	1,092,561
5.63%, 11/18/50 (a)	884,000	816,401
Philippines Government International Bonds
3.95%, 01/20/40 (a)	835,000	661,495
Qatar Government International Bonds
3.38%, 03/14/24 (a)(g)	1,045,000	1,032,387
4.82%, 03/14/49 (a)(g)	275,000	238,788
Uruguay Government International Bonds
5.10%, 06/18/50 (a)	884,133	784,642
		13,165,235
Municipal Bonds and Notes - 0.4%
American Municipal Power, Inc., OH
6.27%, 02/15/50	1,005,000	1,031,398
Board of Regents of the University of Texas System, TX
3.35%, 08/15/47	1,025,000	743,585
Port Authority of New York & New Jersey, NY
4.46%, 10/01/62	1,870,000	1,540,535
State of California, CA
4.60%, 04/01/38	1,840,000	1,650,299
State of Illinois, IL
5.10%, 06/01/33	745,000	707,222
		5,673,039
Total Bonds and Notes (Cost $1,452,397,443)		1,290,786,267
Total Investments in Securities (Cost $1,452,397,443)		1,290,786,267
	Number of Shares
Short-Term Investments - 19.4%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 5.33% (a)(h)(i) (Cost $253,949,684)	253,949,684	253,949,684
Total Investments (Cost $1,706,347,127)		1,544,735,951
Liabilities in Excess of Other Assets, net - (17.7)%		(231,921,490)
NET ASSETS - 100.0%		$ 1,312,814,461

See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	31

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
Other Information:
Centrally Cleared Credit Default Swaps:
Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract Annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)
Buy Protection
Markit CDX North America High Yield Index	Intercontinental Exchange	$34,809	5.00%/ Quarterly	06/20/28	$602,298	$939,020	$(336,722)
The Fund had the following long futures contracts open at September 30, 2023:
Description	Expiration Date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Yr. U.S. Treasury Notes Futures	December 2023	850	$ 90,317,749	$ 89,470,109	$ (847,640)
2 Yr. U.S. Treasury Notes Futures	December 2023	244	49,575,843	49,461,468	(114,375)
U.S. Long Bond Futures	December 2023	140	16,805,593	15,929,375	(876,218)
10 Yr. U.S. Treasury Ultra Futures	December 2023	1,607	184,875,841	179,280,938	(5,594,903)
					$ (7,433,136)
The Fund had the following short futures contracts open at September 30, 2023:
Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Yr. U.S. Treasury Notes Futures	December 2023	423	(46,594,488)	(45,710,437)	$ 884,051
Ultra Long-Term U.S. Treasury Bond Futures	December 2023	4	(499,750)	(474,750)	25,000
					$ 909,051
During the year ended September 30, 2023, average notional values related to derivative contracts were as follows:
	Long Futures Contracts	Short Futures Contracts	Credit Default Swap Contracts
Average Notional Value	$253,325,190	$68,918,471	$55,937,996

(a)	At September 30, 2023, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBAs.
(b)	Variable Rate Security - Interest rate shown is rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced ("TBA") in the future.
(d)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.
(e)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.
(f)	Step coupon bond.
(g)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, these securities amounted to $62,349,691 or 4.75% of the net assets of the State Street Income Fund. These securities have been determined to be liquid using procedures established by the Fund's Board of Trustees.
(h)	Sponsored by SSGA Funds Management, Inc., the Fund’s investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(i)	Coupon amount represents effective yield.
†	Percentages are based on net assets as of September 30, 2023.
See Notes to Schedules of Investments and Notes to Financial Statements.
32	State Street Income Fund

State Street Income Fund
Schedule of Investments, continued — September 30, 2023
**	Amount is less than $0.50.
*	Less than 0.05%.
Abbreviations:
CMT - Constant Maturity Treasury
ISDA - International Swaps and Derivatives Association
LIBOR - London Interbank Offered Rate
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
RFUCCT - Refinitiv USD IBOR Consumer Cash Fallbacks Term
SOFR - Secured Overnight Financing Rate
STRIPS - Separate Trading of Registered Interest and Principal of Security
TBA - To Be Announced
The following table presents the Fund’s investments measured at fair value on a recurring basis at September 30, 2023:
Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$ —	$ 335,719,527	$ —	$ 335,719,527
Agency Mortgage Backed	—	377,533,509	—	377,533,509
Agency Collateralized Mortgage Obligations	—	8,743,838	—	8,743,838
Asset Backed	—	215,386	—	215,386
Corporate Notes	—	472,374,012	—	472,374,012
Non-Agency Collateralized Mortgage Obligations	—	77,361,721	—	77,361,721
Sovereign Bonds	—	13,165,235	—	13,165,235
Municipal Bonds and Notes	—	5,673,039	—	5,673,039
Short-Term Investments	253,949,684	—	—	253,949,684
Total Investments in Securities	$ 253,949,684	$ 1,290,786,267	$ —	$ 1,544,735,951
Other Financial Instruments
Credit Default Swap Contracts - Unrealized Depreciation	$ —	$ (336,722)	$ —	$ (336,722)
Long Futures Contracts - Unrealized Depreciation	(7,433,136)	—	—	(7,433,136)
Short Futures Contracts - Unrealized Appreciation	909,051	—	—	909,051
Total Other Financial Instruments	$ (6,524,085)	$ (336,722)	$ —	$ (6,860,807)

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	195,143,093	$195,143,093	$500,848,015	$442,041,424	$—	$—	253,949,684	$253,949,684	$12,262,966
See Notes to Schedules of Investments and Notes to Financial Statements.
State Street Income Fund	33

State Street U.S. Core Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
	Year Ended 9/30/23	Year Ended 9/30/22	Period Ended 9/30/21(a)(b)(c)	Year Ended 12/31/20(a)(b)	Year Ended 12/31/19(a)(b)	Year Ended 12/31/18(a)(b)
Net asset value, beginning of period	$ 56.53	$ 76.83	$ 66.39	$ 57.30	$ 46.05	$ 52.45
Income/(loss) from investment operations:
Net investment income	0.75 (d)	0.77 (d)	0.54 (d)	0.77 (d)	0.78 (d)	0.77 (d)
Net realized and unrealized gains/(losses) on investments	11.20	(11.27)	9.90	12.86	14.07	(2.41)
Total income/(loss) from investment operations	11.95	(10.50)	10.44	13.63	14.85	(1.64)
Less distributions from:
Net investment income	(0.81)	(0.77)	—	(0.81)	(0.77)	(0.81)
Net realized gains	(4.62)	(9.03)	—	(3.73)	(2.83)	(3.95)
Total distributions	(5.43)	(9.80)	—	(4.54)	(3.60)	(4.76)
Net asset value, end of period	$ 63.05	$ 56.53	$ 76.83	$ 66.39	$ 57.30	$ 46.05
Total Return(e)	22.53%	(16.76)%	15.73% (f)	23.82%	32.22%	(3.05)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,869,302	$5,198,625	$6,795,684	$6,229,783	$5,541,415	$4,700,274
Ratios to average net assets:
Net expenses	0.14%	0.16%	0.15% (g)	0.14%	0.14%	0.14%
Gross expenses	0.14%	0.16%	0.15% (g)	0.14%	0.14%	0.14%
Net investment income	1.23%	1.11%	0.99% (g)	1.29%	1.44%	1.41%
Portfolio turnover rate	38%	30%	27% (f)	37%	31%	40%
Notes to Financial Highlights
(a)	Beginning with the year ended September 30, 2022, the Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered public accounting firm.
(b)	Financial information from January 1, 2018 until May 24, 2021 is for the GE RSP U.S. Equity Fund, which was reorganized into the State Street U.S. Core Equity Fund effective May 24, 2021.
(c)	Effective April 13, 2021 the Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
(d)	Per share values have been calculated using the average shares method.
(e)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.
(f)	Not annualized.
(g)	Annualized for periods less than one year.
The accompanying Notes are an integral part of these financial statements.
34	Financial Highlights

State Street Income Fund
Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
	Year Ended 9/30/23	Year Ended 9/30/22	Period Ended 9/30/21(a)(b)(c)	Year Ended 12/31/20(a)(b)	Year Ended 12/31/19(a)(b)	Year Ended 12/31/18(a)(b)
Net asset value, beginning of period	$ 9.69	$ 12.08	$ 12.42	$ 11.85	$ 11.14	$ 11.55
Income/(loss) from investment operations:
Net investment income	0.33 (d)	0.23 (d)	0.17 (d)	0.26 (d)	0.31 (d)	0.32 (d)
Net realized and unrealized gains/(losses) on investments	(0.26)	(2.02)	(0.29)	0.69	0.72	(0.40)
Total income/(loss) from investment operations	0.07	(1.79)	(0.12)	0.95	1.03	(0.08)
Less distributions from:
Net investment income	(0.37)	(0.27)	(0.22)	(0.34)	(0.32)	(0.33)
Net realized gains	—	(0.33)	—	(0.04)	—	—
Total distributions	(0.37)	(0.60)	(0.22)	(0.38)	(0.32)	(0.33)
Net asset value, end of period	$ 9.39	$ 9.69	$ 12.08	$ 12.42	$ 11.85	$ 11.14
Total Return(e)	0.57%	(15.48)%	(0.93)% (f)	8.20%	9.38%	(0.75)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,312,814	$1,432,739	$1,908,411	$2,084,815	$2,024,704	$1,992,169
Ratios to average net assets:
Net expenses	0.19%	0.20%	0.19% (g)	0.17%	0.17%	0.17%
Gross expenses	0.19%	0.20%	0.19% (g)	0.17%	0.17%	0.17%
Net investment income	3.34%	2.07%	1.85% (g)	2.16%	2.67%	2.86%
Portfolio turnover rate	32% (h)	48% (h)	59% (f)(h)	110% (h)	422%	223%
Notes to Financial Highlights
(a)	Beginning with the year ended September 30, 2022, the Fund was audited by Ernst & Young LLP. The previous periods were audited by another independent registered public accounting firm.
(b)	Financial information from January 1, 2018 until May 24, 2021 is for the GE RSP Income Fund, which was reorganized into the State Street Income Fund effective May 24, 2021.
(c)	Effective April 13, 2021 the Board of Trustees approved a change in fiscal year end for the Fund from December 31 to September 30.
(d)	Per share values have been calculated using the average shares method.
(e)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.
(f)	Not annualized.
(g)	Annualized for periods less than one year.
(h)	The portfolio turnover calculated for the periods ended, September 30, 2023, September 30, 2022, September 30, 2021 and December 31, 2020 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 262%, 163%, 134% and 304%, respectively.
The accompanying Notes are an integral part of these financial statements.
Financial Highlights	35

State Street Institutional Investment Trust
Statements of Assets and Liabilities — September 30, 2023
	State Street U.S. Core Equity Fund	State Street Income Fund
Assets
Investments in securities, at fair value (cost $3,629,142,328 and $1,452,397,443, respectively)	$ 5,660,660,196	$ 1,290,786,267
Investments in affiliated securities, at fair value (cost $207,361,567 and $253,949,684, respectively)	207,361,567	253,949,684
Cash	124,387	280,842
Net cash collateral on deposit with broker for future contracts and TBAs	15,184,270	12,929,998
Income receivables	3,623,669	8,455,507
Receivable for fund shares sold	33,042	—
Income receivable from affiliated investments	502,037	1,147,548
Receivable for accumulated variation margin on swap contracts	—	655,479
Prepaid expenses and other assets	15,380	3,521
Total assets	5,887,504,548	1,568,208,846
Liabilities
Distribution payable to shareholders	—	161,139
Net cash collateral on swap contracts due to broker	—	682,290
Payable for investments purchased	9,575,296	247,194,548
Payable for fund shares redeemed	159,227	362,377
Payable for accumulated variation margin on futures contracts	6,827,100	6,438,725
Payable to the Adviser	599,124	142,888
Payable for custody, fund accounting and sub-administration fees	275,987	107,909
Accrued other expenses	766,018	304,509
Total liabilities	18,202,752	255,394,385

Net Assets	$ 5,869,301,796	$ 1,312,814,461
Net Assets Consist of:
Capital paid in	$ 3,690,712,654	$ 1,629,842,872
Total distributable earnings (loss)	2,178,589,142	(317,028,411)
Net Assets	$ 5,869,301,796	$ 1,312,814,461
Shares outstanding ($25.00 and $10.00 par value, respectively; unlimited shares authorized)	93,089,200	139,826,398
Net asset value per share	$ 63.05	$ 9.39
The accompanying Notes are an integral part of these financial statements.
36	Statements of Assets and Liabilities

State Street Institutional Investment Trust
Statements of Operations — For the year ended September 30, 2023
	State Street U.S. Core Equity Fund	State Street Income Fund
Investment Income
Income
Dividend	$ 73,497,656	$ —
Interest	—	37,523,065
Income from affiliated investments	5,548,979	12,262,966
Less: Foreign taxes withheld	(85,996)	—
Total income	78,960,639	49,786,031
Expenses
Advisory and administration fees	6,909,541	1,821,146
Transfer agent fees	487,657	432,435
Trustees' fees	67,115	32,534
Custody, fund accounting and sub-administration fees	530,558	234,331
Professional fees	28,270	34,832
Other expenses	311,969	119,442
Total expenses	8,335,110	2,674,720
Net investment income	$ 70,625,529	$ 47,111,311
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Unaffiliated investments	$ 146,796,378	$ (57,174,623)
Futures	16,697,993	(13,744,143)
Swap contracts	—	8,262,588
Increase (decrease) in unrealized appreciation/depreciation on:
Unaffiliated investments	916,151,919	32,482,898
Futures	(11,054,408)	(4,990,530)
Swap contracts	—	(336,722)
Net realized and unrealized gain (loss) on investments	1,068,591,882	(35,500,532)
Net Increase in Net Assets Resulting from Operations	$ 1,139,217,411	$ 11,610,779
The accompanying Notes are an integral part of these financial statements.
Statements of Operations	37

State Street Institutional Investment Trust
Statements of Changes in Net Assets
	State Street U.S. Core Equity Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 70,625,529	$ 71,241,909
Net realized gain (loss) on investments and futures	163,494,371	418,361,710
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	905,097,511	(1,538,846,218)
Net increase (decrease) from operations	1,139,217,411	(1,049,242,599)
Distributions to shareholders:
Total distributions	(486,914,294)	(848,288,634)
Increase (decrease) in assets from operations and distributions	652,303,117	(1,897,531,233)
Share transactions:
Proceeds from sale of shares	44,893,263	42,400,917
Value of distributions reinvested	462,266,158	805,523,319
Cost of shares redeemed	(488,786,029)	(547,451,321)
Net increase (decrease) from share transactions	18,373,392	300,472,915
Total increase (decrease) in net assets	670,676,509	(1,597,058,318)
Net Assets
Beginning of year	5,198,625,287	6,795,683,605
End of year	$ 5,869,301,796	$ 5,198,625,287
Changes in Fund Shares
Shares sold	751,490	610,238
Issued for distributions reinvested	8,407,897	10,796,453
Shares redeemed	(8,038,868)	(7,886,965)
Net increase in fund shares	1,120,519	3,519,726
The accompanying Notes are an integral part of these financial statements.
38	Statements of Changes in Net Assets

State Street Institutional Investment Trust
Statements of Changes in Net Assets
	State Street Income Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$ 47,111,311	$ 34,758,587
Net realized gain (loss) on investments, futures and swap contracts	(62,656,178)	(62,291,636)
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and swap contracts	27,155,646	(247,557,633)
Net increase (decrease) from operations	11,610,779	(275,090,682)
Distributions to shareholders:
Total distributions	(52,025,602)	(91,204,659)
Increase (decrease) in assets from operations and distributions	(40,414,823)	(366,295,341)
Share transactions:
Proceeds from sale of shares	18,479,343	11,422,739
Value of distributions reinvested	50,619,765	88,373,222
Cost of shares redeemed	(148,609,025)	(209,172,304)
Net increase (decrease) from share transactions	(79,509,917)	(109,376,343)
Total increase (decrease) in net assets	(119,924,740)	(475,671,684)
Net Assets
Beginning of year	1,432,739,201	1,908,410,885
End of year	$ 1,312,814,461	$ 1,432,739,201
Changes in Fund Shares
Shares sold	1,861,855	1,028,378
Issued for distributions reinvested	5,152,620	7,836,577
Shares redeemed	(15,094,648)	(18,902,853)
Net decrease in fund shares	(8,080,173)	(10,037,898)
The accompanying Notes are an integral part of these financial statements.
Statements of Changes in Net Assets	39

State Street Institutional Investment Trust
Notes to Financial Statements — September 30, 2023
1. Organization of the Funds
State Street Institutional Investment Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of September 30, 2023, the Trust consists of twenty-eight (28) series (and corresponding classes, each of which have the same rights and privileges, including voting rights), each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board” and each member thereof, a "Trustee") to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the State Street U.S. Core Equity Fund and the State Street Income Fund (each, a "Fund" and collectively, the "Funds").  Shares of the Funds may be purchased only by Eligible Investors, as defined in the Funds' prospectus, through General Electric Company’s defined contribution plan arrangement in a Fund.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•	Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.
40	Notes to Financial Statements

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2023
•	Debt obligations (including short term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
•	Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) is unable to obtain an independent, third-party valuation the agreements will be fair valued.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;
•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2023 is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any.
Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
The State Street U.S. Core Equity Fund invests in real estate investments trusts ("REITs"). REITs determine the tax character of their distributions as a return of capital or capital gain. The Fund’s policy is to record all REIT
Notes to Financial Statements	41

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2023 distributions initially as dividend income and re-designate the prior calendar year’s to return of capital gains distributions at year end based on information provided by the REIT and/or SSGA FM estimates of such redesignations for which actual information has not yet been reported.
Expenses Certain expenses, which are directly identifiable to a specific Fund, are applied to the Fund that incurs such expenses. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.
Distributions The State Street Income Fund declares investment income dividends daily and pays them monthly. The State Street U.S. Core Equity Fund declares and pays dividends from investment income annually.
Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.Securities and Other Investments
Delayed Delivery Transactions and When-Issued Securities During the year ended September 30, 2023, the State Street Income Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the State Street Income Fund’s Schedule of Investments. The State Street Income Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to such purchase commitments, the State Street Income Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To-Be-Announced Transactions The State Street Income Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, coupon, and price.
The State Street Income Fund may use TBA transactions to “roll over” such agreements prior to the settlement date. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the State Street Income Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. The State Street Income Fund may also enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities.
Default by or bankruptcy of a counterparty to a TBA transaction would expose the State Street Income Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the State Street Income Fund will enter into TBA transactions only with established counterparties. The State Street Income Fund’s use of “TBA rolls” may impact portfolio turnover, transaction costs and capital gain distributions to shareholders.
4.Derivative Financial Instruments
Futures Contracts The Funds may enter into futures contracts to meet a Fund’s objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on
42	Notes to Financial Statements

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2023 the Funds' Schedule of Investments and cash deposited, if any, is included in Net cash collateral on deposit with broker for future contracts and TBAs on the Statements of Assets and Liabilities. Subsequent payments are made or received by a Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.
For the year ended September 30, 2023, the State Street U.S. Core Equity Fund and the State Street Income Fund entered into futures contracts in order to equitize cash and manage exposure to interest rates, respectively.
Credit Default Swaps During the year ended September 30, 2023, the State Street Income Fund engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund receives full notional value for a referenced debt obligation that may have little or no value. When the Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, the Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if the Fund had invested in the referenced debt obligation directly. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Notes to Financial Statements	43

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2023
The following tables summarize the value of the Funds’ derivative instruments as of September 30, 2023 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
Asset Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street Income Fund
Swap Contracts	$ —	$ —	$ 655,479	$ —	$ —	$ 655,479

Liability Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street U.S. Core Equity Fund
Futures Contracts	$ —	$ —	$ —	6,827,100	$ —	$ 6,827,100
State Street Income Fund
Futures Contracts	$ 6,438,725	$ —	$ —	$ —	$ —	$ 6,438,725

Realized Gain (Loss)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street U.S. Core Equity Fund
Futures Contracts	$ —	$ —	$ —	16,697,993	$ —	$ 16,697,993
State Street Income Fund
Futures Contracts	(13,744,143)	$ —	$ —	$ —	$ —	(13,744,143)
Swap Contracts	—	—	8,262,588	—	—	8,262,588

Net Change in Unrealized Appreciation/Depreciation
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
State Street U.S. Core Equity Fund
Futures Contracts	$ —	$ —	$ —	(11,054,408)	$ —	(11,054,408)
State Street Income Fund
Futures Contracts	$ (4,990,530)	$ —	$ —	$ —	$ —	$ (4,990,530)
Swap Contracts	—	—	(336,722)	—	—	(336,722)
5.Fees and Transactions with Affiliates
Advisory Fee SSGA FM, a registered investment adviser, was retained by the Board to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:
Fund	Management Fee
State Street U.S. Core Equity Fund	0.12%
State Street Income Fund	0.13%
Custody, Fund Accounting and Sub-Administration Fees State Street Bank and Trust Company (“State Street”) serves as the custodian, fund accountant and sub-administrator to the Funds. Amounts paid by the Funds to State Street for performing such services are included as custody, fund accounting and sub-administration fees in the Statements of Operations.
44	Notes to Financial Statements

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2023
Due to Custodian In certain circumstances, the Funds may have cash overdrafts with the custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to Custodian amount, if any, reflects cash overdrawn with State Street as custodian, who is an affiliate of the Funds.
Other Transactions with Affiliates The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended September 30, 2023 are disclosed in each Fund's Schedule of Investments.
6.Trustees' Fees
The fees and expenses of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, (“Independent Trustees”) are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
7.Investment Transactions
Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the fiscal year ended September 30, 2023 were as follows:
	U.S. Government Obligations		Other Securities
Fund	Purchases	Sales	Purchases	Sales
State Street U.S. Core Equity Fund	$ —	$ —	$2,160,274,282	$2,738,906,035
State Street Income Fund	200,307,067	369,461,915	166,317,060	164,825,810
8.Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to the federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM analyzed the Funds' tax positions and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, paydown gains and losses, futures contracts, swap contracts, straddle loss deferrals, return of capital adjustments, wash sale loss deferrals, and amortization and accretion of premium and discount for financial statement purposes.
The tax character of distributions paid during the fiscal year ended September 30, 2023 were as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street U.S. Core Equity Fund	$72,291,494	$414,622,800	$486,914,294
State Street Income Fund	52,025,602	—	52,025,602
Notes to Financial Statements	45

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2023
The tax character of distributions paid during the fiscal year ended September 30, 2022 were as follows:
Fund	Ordinary Income	Long-Term Capital Gains	Total
State Street U.S. Core Equity Fund	$130,189,250	$718,099,384	$848,288,634
State Street Income Fund	73,556,280	17,648,379	91,204,659
At September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Distribution Payable	Capital Loss Carryforwards	Undistributed long term gain	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street U.S. Core Equity Fund	$56,314,345	$ —	$ —	$150,323,460	$1,971,951,337	$—	$2,178,589,142
State Street Income Fund	—	(161,139)	(151,924,901)	—	(164,942,371)	—	(317,028,411)
As of September 30, 2023, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:
Fund	Non-Expiring Short Term	Non-Expiring Long Term
State Street Income Fund	$61,376,552	$90,548,349
As of September 30, 2023, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street U.S. Core Equity Fund	$3,889,241,574	$2,082,334,479	$110,383,141	$1,971,951,338
State Street Income Fund	1,702,817,515	342,412	165,284,783	(164,942,371)
9.Line of Credit
As of September 30, 2023, the Funds and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $1.275 billion ($1.1 billion prior to October 6, 2022) revolving credit facility, provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. Effective October 5, 2023, the Funds have access to $180 million of a $960 million revolving credit facility. This agreement expires in October 2024 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operation expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.00% plus the greater of the New York Fed Bank Rate and the one-month SOFR Rate.
The Funds had no outstanding loans during the year ended September 30, 2023.
10.Risks
Concentration Risk As a result of a Fund's ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund's investments more than if a Fund was more broadly diversified.
46	Notes to Financial Statements

State Street Institutional Investment Trust
Notes to Financial Statements, continued — September 30, 2023
Interest Rate Risk Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund’s investments.
Credit Risk Each Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Market Risk Each Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness, such as COVID-19, or other public health issues, or other events could have a significant impact on a Fund and its investments.
11.Recent Accounting Pronouncement
In December 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2206 "Reference Rate Reform (Topic 848)". ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.
12.Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
Notes to Financial Statements	47

State Street Institutional Investment Trust
Report of Independent Registered Public Accounting Firm
To the Shareholders of State Street U.S. Core Equity Fund and State Street Income Fund and the Board of Trustees of State Street Institutional Investment Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of State Street U.S. Core Equity Fund and State Street Income Fund (collectively, the “Funds”) (two of the funds constituting State Street Institutional Investment Trust (the “Trust”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations for the year then ended, and the statements of changes in net assets  and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting State Street Institutional Investment Trust) at September 30, 2023, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the periods ended prior to October 1, 2021 were audited by another independent registered public accounting firm whose report, dated November 24, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 22, 2023
48	Report of Independent Registered Public Accounting Firm

State Street Institutional Investment Trust
Other Information — September 30, 2023 (Unaudited)
Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for their fiscal year ended September 30, 2023.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2023 is considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Long Term Capital Gains Distributions
Long term capital gain dividends were paid from the Funds during the year ended September 30, 2023:
Amount
State Street U.S. Core Equity Fund	$414,622,800
Proxy Voting Policies and Procedures and Record
The Funds have adopted the proxy voting policies of the Adviser. A description of the Funds’ proxy voting policies and procedures that are used by the Funds' Adviser to vote proxies relating to Funds' portfolio of securities are available (i) without charge, upon request, by calling 1-800-242-0134 (toll free) and (ii) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number and on the SEC's website, at www.sec.gov, and on the Funds' website at www.ssga.com.
Quarterly Portfolio Schedule
Following the Funds' first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as exhibits on Form N-PORT, which can be found on the SEC’s website at www.sec.gov and on the Funds' website at www.ssga.com. The Funds' Schedules of Investments are available upon request, without charge, by calling 1-800-242-0134 (toll free).
Other Information	49

State Street Institutional Investment Trust
Other Information, continued — September 30, 2023 (Unaudited)
TRUSTEE CONSIDERATIONS IN APPROVING CONTINUATION OF INVESTMENT ADVISORY AGREEMENTS1
Overview of the Contract Review Process
Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a mutual fund and its investment adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund (the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.
Consistent with these requirements, the Board of Trustees (the “Board”) of the State Street Institutional Investment Trust (the “Trust”), met in person on April 5, 2023 and May 10-11, 2023, including in executive sessions attended by the Independent Trustees, to consider a proposal to approve, with respect to each of State Street Income Fund and State Street U.S. Core Equity Fund (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”).  Prior to voting on the proposal, the Independent Trustees reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully.  The Independent Trustees were separately represented by counsel who are independent of the Adviser (“Independent Counsel”) in connection with their consideration of approval of the Advisory Agreement.  Following the April 5, 2023 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto prior to and at the May 10-11, 2023 meeting. The Independent Trustees considered, among other things, the following:
Information about Performance, Expenses and Fees
•	A report prepared by an independent third-party provider of investment company data, which includes for each Fund:
○	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2022, to the performance of an appropriate benchmark provided by Broadridge Financial Solutions, Inc. (“Broadridge”) for the Fund (the “Benchmark”) and a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”) constructed by Broadridge;
○	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);
○	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and
○	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.
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1 Over the course of many years overseeing the Funds and other investment companies, the Independent Trustees have identified numerous relevant issues, factors and concerns ("issues, factors and concerns") that they consider each year in connection with the proposed continuation of the advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the "annual review process").  The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year.  However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year.  The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the "special meeting").   At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns.  Management responds to such comments and questions to the satisfaction of the Independent Trustees before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.
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•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds, as applicable; and
•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).
Information about Portfolio Management
•	Descriptions of the investment management services provided by the Adviser, including its investment strategies and processes;
•	Information concerning the allocation of brokerage; and
•	Information regarding the procedures and processes used to value the assets of the Funds.
Information about the Adviser
•	Reports detailing the financial results and condition of the Adviser and its affiliates;
•	Descriptions of the qualifications, education and experience of the individual investment and other professionals responsible for managing the portfolios of the Funds and for Fund operations;
•	Information relating to compliance with and the administration of the Code of Ethics adopted by the Adviser;
•	Information about the Adviser’s proxy voting policies and procedures and information regarding the Adviser’s practices for overseeing proxy vendors;
•	Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including information concerning compliance with investment policies and restrictions and other operating policies of the Funds;
•	A description of the adequacy and sophistication of the Adviser’s technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;
•	A description of the business continuity and disaster recovery plans of the Adviser; and
•	Information regarding the Adviser’s risk management processes.
Other Relevant Information
•	Information concerning the nature, extent, quality and cost of services provided to the Funds by SSGA FM in its capacity as the Funds’ administrator (the “Administrator”);
•	Information concerning the nature, extent, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, sub-administrator, fund accountant and securities lending agent of the Funds, as applicable, and the role of the Adviser in managing the Funds’ relationship with these service providers;
•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;
•	Responses to a request for information reviewed prior to the April 5, 2023 and May 10-11, 2023 meetings by Independent Counsel, requesting specific information from each of:
○	SSGA FM, in its capacity as the Funds’ Adviser and Administrator, with respect to its operations relating to the Funds and its approximate profit margins from such operations for the calendar year ended December 31, 2022; and the relevant operations of other Affiliated Service Providers to the Funds, together with their approximate profit margins from such relevant operations for the calendar year ended December 31, 2022;
○	State Street Bank and Trust Company (“State Street”), the sub-administrator, custodian and securities lending agent for the Funds, with respect to its operations relating to the Funds; and
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○	State Street Global Advisors Funds Distributors, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 of the 1940 Act;
•	Information from SSGA FM, State Street and the Distributor with respect to the Trust providing any material changes to the previous information supplied in response to the letter from Independent Counsel prior to the executive session of the Board on May 10-11, 2023; and
•	Materials provided by Broadridge, circulated to the Independent Trustees and to Independent Counsel.
In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees.  At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.
The Independent Trustees were assisted throughout the contract review process by their Independent Counsel.  The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.
Results of the Process
Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, at the meeting held on May 10-11, 2023, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective June 1, 2023, for an additional year with respect to all Funds.
Nature, Extent and Quality of Services
In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of a portfolio’s quality distribution and sector and interest rate exposure. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk.  Further, the Board considered material enhancements made to the risk management processes and systems over the past year.  The Trustees also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including reputational and entrepreneurial risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management, as well as the Adviser’s succession planning process.
The Board had previously reviewed the compliance programs of SSGA FM and various Affiliated Service Providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business
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continuity, the allocation of investment opportunities and the voting of proxies.  The Board also considered the role of the Adviser in overseeing each Fund’s securities lending activities.
On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide high quality investment management and related services for the Funds.
Fund Performance
The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2022.  For purposes of these comparisons the Independent Trustees relied extensively on the Performance Group, Performance Universe and Benchmark and the analyses of the related data provided by Broadridge.  Among other information, the Board considered the following performance information in its evaluation of each Fund:
State Street Income Fund.  The Board considered that the Fund’s performance was above the median of its Performance Group for the 1-, 5- and 10-year periods and was below the median of its Performance Group for the 3-year period.  The Board also considered that the Fund’s performance was above the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods.  The Board also considered that the Fund’s performance was below the Benchmark for the 1-year period and was above the Benchmark for the 3-, 5- and 10-year periods.
State Street U.S. Core Equity Fund.  The Board considered that Fund’s performance was above the median of its Performance Group for the 3- and 5-year periods and was below the median of its Performance Group for the 1- and 10-year periods.  The Board also considered that the Fund’s performance was above the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods.  The Board also considered that the Fund’s performance was above the Benchmark for the 3- and 5-year periods and was below the Benchmark for the 1- and 10-year periods.
On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory.
Management Fees and Expenses
The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers.  As part of its review, the Board considered each Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for each of the Funds.  The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts.  In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.  Among other information, the Board considered the following expense information in its evaluation of each Fund:
State Street Income Fund. The Board considered that the Fund’s actual management fee was below the median of its Expense Group and above the median of its Expense Universe.  The Board also considered that the Fund’s total expenses were below the median of its Expense Group and above the median of its Expense Universe.
State Street U.S. Core Equity Fund.  The Board considered that the Fund’s actual management fee was below the medians of its Expense Group and Expense Universe.  The Board also considered that the Fund’s total expenses were below the median of its Expense Group and  Expense Universe.
On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.
Profitability
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The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all funds within the fund complex.  The Board considered other direct and indirect benefits received by the Adviser and Affiliated Service Providers in connection with their relationships with the Funds, together with the profitability of each of the Affiliated Service Providers with respect to their services to the Funds and/or fund complex.  The Board also considered the various risks borne by SSGA FM and State Street in connection with their various roles in servicing the Trust, including reputational and entrepreneurial risks.
The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and the fund complex, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds and fund complex increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the fund complex taken as a whole.  The Board concluded that, in light of the current size of each Fund the fund complex, the level of profitability of the Adviser and its affiliates with respect to each Fund and the complex over various time periods, and the comparative management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.
Conclusions
In reaching its decision to approve the Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered.  Each Trustee may have contributed different weight to the various factors.  Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Trustees, concluded that the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement.
Further, based upon its review of the Advisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Agreement are reasonable, fair, and in the best interests of each Fund and its respective shareholders, and (2) the rates payable under the Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.
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TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years
Trustees
Independent Trustees
Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Chairperson of the Board	Term: Indefinite Elected: 1/14	Associate Justice of the Superior Court, Commonwealth of Massachusetts; (2002 - May 2010); Partner, Riley, Burke & Donahue, L.L.P. (law firm) (1985 - 2002); Independent Director, State Street Global Advisers Europe Limited (investment company) (1998 - 2023); Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc) (1998 - 2023); Independent Director, SSGA Fixed Income plc (January 2009 - 2023); and Independent Director, SSGA Qualified Funds PLC (January 2009 - 2019).	54	Board Director and Chairman, SPDR Europe 1PLC Board (2011 - March 2023); Board Director and Chairman, SPDR Europe II, PLC (2013 - March 2023).
John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/18	Senior Advisor to NGN Capital LLC (January 2020 - present); Managing General Partner, NGN Capital LLC (2006 - December 2019).	54	Director of Kleinfeld Bridal Corp. (January 2016 - present); Trustee of Neuroscience Research Institute (1986 - 2017); Trustee of Fordham University (1989 - 1995 and 2001 - 2007) and Trustee Emeritus (2007 - present); Trustee and Independent Chairperson of GE Funds (1993 - February 2011); Director, Muscular Dystrophy Association (2019 - present); Trustee of Gregorian University Foundation (1992 - 2007); Chairman of the Board of Directors, Vivaldi Biosciences Inc. (May 2017 - present); Chairman of the Supervisory Board, Vivaldi Biosciences AG. (May 2017 - present); Trustee, Gallim Dance (December 2021 - present).
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Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years
Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee and Chairperson of the Nominating Committee and Chairperson of the Governance Committee	Term: Indefinite Elected: 1/14	Chairman (March 2001 - April 2002), President and Chief Executive Officer (1996 - March 2001), Cerulean Companies, Inc. (holding company) (Retired); President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare) (1992 - March 2001).	54	Chairman and Board Member (1998 - December 2008) and Investment Committee Member (December 2008 - present), Healthcare Georgia Foundation (private foundation); Lead Director and Board Member, Amerigroup Corp. (managed health care) (September 2002 - 2012); Board Member (1999 - 2013) and Investment Committee Member(2001 - 2017), Woodruff Arts Center, Trustee, Gettysburg College (2003 - 2009); Board member, Aerocare Holdings (2003 - January 2021), Regenesis Biomedical Inc. (April 2012 - present).
Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Valuation Committee	Term: Indefinite Appointed: 7/16 Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 - 2009); Trustee, Randolph-Macon College (2004 - 2016).	54	None.
Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Chairperson of the Audit Committee	Term: Indefinite Elected: 12/18	Dean of the Gabelli School of Business (2007 - June 2022) and Accounting Professor (1987 - present) at Fordham University.	54	Director- Graduate Management Admissions Council (2015 - present); Trustee of Emmanuel College (2010 - 2019).
Margaret McLaughlin c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee	Term: Indefinite Appointed: 9/22	Consultant, Bates Group (consultants) (2021 - 2023); Consultant, Madison Dearborn Partners (private equity) (2019 - 2020); General Counsel/CCO, Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology) (2011 - 2019).	54	Director, Manning & Napier Fund Inc. (2021 - 2022).
George Pereira c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1964	Trustee	Term: Indefinite Appointed: 9/22	Chief Operating Officer (January 2011 - September 2020) and Chief Financial Officer (November 2004 - September 2020), Charles Schwab Investment Management.	54	Director, Pacific Premier Bancorp, Pacific Premier Bank (2021 - present); Director, Charles Schwab Asset Management (Ireland) Ltd., & Charles Schwab Worldwide Funds plc. (2005 - 2020); Director, Rotaplast International, Inc. (non-profit providing free medical services to children worldwide) (2012 - 2018).
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Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past Five Years
Mark E. Swanson c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1963	Trustee	Term: Indefinite Appointed: 3/23	Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Funds (“RIF”) (1998 - 2022); Global Head of Fund Services, Russell Investments (2013 - 2022); Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Company (“RIC”) (1998 - 2022); President and Chief Executive Officer, RIF (2016 - 2017 and 2020 to 2022); President and Chief Executive Officer, RIC (2016 - 2017 and 2020 - 2022)	54	Director and President, Russell Investments Fund Services, LLC (2010 - 2023); Director, Russell Investment Management, LLC, Russell Investments Trust Company and Russell Investments Financial Services, LLC (2010 - 2023).
*	Served in various capacities and/or with various affiliated entities during noted time period.
†	For the purpose of determining the number of portfolios overseen by the Directors, “Fund Complex” comprises registered investment companies for which SSGA FM serves as Adviser.
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The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:
Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ann M. Carpenter SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Indefinite Served: since 4/19 Term: Indefinite Served: since 5/23	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*

Bruce S. Rosenberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer and Principal Financial Officer	Term: Indefinite Served: since 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

Chad C. Hallett SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Served: since 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present).

Darlene Anderson-Vasquez SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Served: since 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Served: since 4/19	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 - July 2016).

David K. Lancaster SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Served: since 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).*

John Bettencourt SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 YOB:1976	Assistant Treasurer	Term: Indefinite Served: since 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (March 2020 - present); Assistant Vice President, State Street Global Advisors (June 2007 - March 2020).
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Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)

Brian Harris SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Indefinite Served: since 6/16 Term: Indefinite Served: since 4/19	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - Present).*

Sean O’Malley SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Served: since 8/19	Senior Vice President and General Counsel, State Street Global Advisors (May 2022 - present); Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - May 2022).

David Barr SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Served: since 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel Eaton Vance Corp. (October 2010 - October 2019).

E. Gerard Maiorana, Jr. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Secretary	Term: Indefinite Served: since 5/23	Assistant Vice President, State Street Global Advisors (July 2014 - present).

David Urman SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Served: since 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).

*	Served in various capacities and/or with various affiliated entities during noted time period.
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State Street Institutional Investment Trust
Shareholder Services
INSIDE THE RETIREMENT SAVINGS PLAN
Shares or units held inside the Plan have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Plan, please refer to your GE RSP Retirement Savings Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Plan by calling:
GE Retirement Savings Plan Service Center: 1-877-55-GERSP (1-877-554-3777)
or visit OneHR.ge.com > Retirement (or RSP) > My GE RSP
OUTSIDE THE RETIREMENT SAVINGS PLAN
If shares of the Funds have been distributed to you from the Plan, information on these investments may be obtained by calling:
SSGA Funds Management, Inc.: 1-800-242-0134
or visit www.ssga.com
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Trustees
Patrick J. Riley, Chairperson
John R. Costantino
Donna M. Rapaccioli
Michael A. Jessee
Richard D. Shirk
Margaret K. McLaughlin
George M. Pereira
Mark E. Swanson
Officers
Ann M. Carpenter, President
Brian Harris, Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer
Bruce S. Rosenberg, Treasurer
Chad C. Hallett, Deputy Treasurer
Arthur A. Jensen, Deputy Treasurer
Darlene Anderson-Vasquez, Deputy Treasurer
David K. Lancaster, Assistant Treasurer
John Bettencourt, Assistant Treasurer
Sean O'Malley, Chief Legal Officer
David Barr, Secretary
David Urman, Assistant Secretary
Edmund Gerard Maiorana, Jr., Assistant Secretary
Investment Adviser and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
Custodian and Sub-Administrator
State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, Massachusetts 02210
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

(b) Not Applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, State Street Institutional Investment Trust (the “Trust” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. For the period covered by the report, the Code was combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees (the “Board”) has determined that the Trust has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Messrs. Richard D. Shirk and John R. Costantino and Ms. Donna M. Rapaccioli. Each of the “audit committee financial experts” is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“EY”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements and services normally provided by EY in connection with the Trust’s statutory and regulatory filings and engagements were $54,420 and $95,130, respectively.

(b)	Audit-Related Fees

For the fiscal years ended September 30, 2023 and September 30, 2022, there were no fees for assurance and related services by EY reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

For the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate tax fees billed for professional services rendered by EY for the review of year-end distribution requirements were $5,480 and $8,220, respectively.

(d)	All Other Fees

For the fiscal years ended September 30, 2023 and September 30, 2022, there were no fees billed for professional services rendered by EY for products and services provided by EY to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees for professional services rendered by EY for products and services provided by EY to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $9,540,002 and $9,327,125, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Trust’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•

To pre-approve engagements by a Fund Entity’s independent auditor for non-audit services to be rendered to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•

To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditor as required by paragraph (ii) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•

The Chairperson, or a Co-Chairperson, of the Committee is authorized to pre-approve any engagement involving the Fund Entity’s independent auditors to the same extent as the Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Committee at its next scheduled meeting.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid by Adviser and Certain Affiliates

For the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate non-audit fees billed by EY for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were as follows:

	FY 2023 (in millions)		FY 2022 (in millions)
Non audit services billed to:
Registrant:	See Item 4	(c)	See Item 4	(c)
Investment Adviser:	—		—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$17.9		$18.1
Tax Fees	$5.6		$5.4
All Other Fees	$15.5		$14.5

(1)	Information is for the calendar years 2023 and 2022, respectively.

(2)

Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

(h)

EY notified the Trust’s Audit Committee of all non-audit services that were rendered by EY to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: STATE STREET INSTITUTIONAL INVESTMENT TRUST

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President (Principal Executive Officer)

Date:	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President (Principal Executive Officer)

Date:	December 6, 2023

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date:	December 6, 2023